United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 12, 2010

Date of Report

[Date of Earliest Event Reported]

HANGMAN PRODUCTIONS, INC., “DBA” “LYFE COMMUNICATIONS, INC.”

(Exact name of Registrant as specified in its Charter)

Utah	000-50892	87-0638511
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

912 West Baxter Drive, Suite 200

South Jordan, Utah 84095

 (Address of Principal Executive Offices)

(801) 478-2470

(Registrant’s Telephone Number, including area code)

1338 S. Foothill Drive, #200

Salt Lake City, Utah 84108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

In this Current Report, references to “Hangman,” “Hangman Productions,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Hangman Productions, Inc.,” the Registrant, and where applicable, includes the current and intended business operations of Connected Lyfe, Inc., a Utah corporation (“Connected Lyfe” [as defined below]), our acquisition of which, by merger, is discussed below under the heading “Merger” of the caption “Introduction” and the caption “Description of our Business.”  We have simultaneously filed an information statement (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”) to change our name to “LYFE Communications, Inc.” and  have filed a “doing business as (“DBA”) Form with the Utah Department of Commerce, pending the effective date of our name change; accordingly, such references also include that DBA.

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally and in the markets in which we have and may participate, competition within our chosen industry, the state of our technology and technological advances and our failure to successfully develop, compete in and finance our current and intended business operations.

Item 1.01 Entry into a Material Definitive Agreement.

Introduction

We were organized under the laws of the State of Utah on August 11, 1999, and in November, 2001, commenced operations to produce film content in the format of “short films.”  We concluded that these operations were unviable because we were unable to recruit experienced production staff to produce and complete post-production film content within our expected budget, and in 2004, we entered into a relationship with Benderspink, a diversified management and production company, specializing in initiating and managing the careers of screenwriters and actors.  We then changed our focus to conducting screenplay contests (our “Screenplay Shootout Contests”), and we conducted our first screenplay contest during that year, with Benderspink having agreed to consider our competition finalists’ screenplays.  We hosted four (4) screenplay contests between 2004 and 2007, and one in 2009, and we produced one film, Four Stories of St. Julian, through our then wholly-owned subsidiary, 4th Grade Films, Inc. (“4th Grade”). 4th Grade had been formed by us in 2007 to raise capital to produce a screenplay written by one of our screenplay contest winners; we completed production of this film in the summer of 2007; and we sold our interest in 4th Grade in June, 2008.  Our latest screenplay contest winner was announced earlier this year.  For additional information about us and our present and past business operations, see our 10-K Annual Report for the year ended December 31, 2009, which was filed with the SEC on January 27, 2010.  We plan to continue these past operations and incorporate them into our new business strategy with the closing of the Merger (as defined below).

Material Definitive Agreement

The descriptions of the Merger Agreement (as defined below) and the other agreements, documents and instruments related thereto or otherwise contained herein and filed as Exhibits hereto do not purport to be complete and are qualified in their entirety by reference to such agreements, documents and instruments that are described. See Item 9.01.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them under the Merger Agreement or other instrument referenced; and in some instances, for clarity, certain Exhibits to the Merger Agreement or other instruments that are filed herewith are named and defined otherwise than in those instruments.

Merger

Effective April 12, 2010 (the “Effective Date”), we completed an Agreement and Plan of Merger between us and our newly formed wholly-owned subsidiary, Hangman Acquisition, Inc., a Utah corporation (“Merger Subsidiary”), whereby Merger Subsidiary merged with and into Connected Lyfe, Inc., a privately-held Utah corporation (“Connected Lyfe”) (the “Merger” and the “Merger Agreement”).  Connected Lyfe, as the surviving corporation under the Merger, became our wholly-owned subsidiary, and Connected Lyfe shareholders exchanged their shares of common stock of Connected Lyfe (an aggregate of 52,199,394 shares, assuming there are no non-dissenting shareholders [each such shareholder has  thirty (30) days from notice of the Effective Date in which to dissent]) for shares of our common stock that comprised restricted securities (“Restricted Securities”) under SEC Rule 144, on a one for one basis.  Connected Lyfe shareholders had previously agreed with Connected Lyfe that in the event of the exercise of any dissenters’ rights of appraisal under the Utah Revised Business Corporation Act (respectively, “Dissenters’ Rights” and “Utah Law”) prior to June 30, 2010, that the fair value for such shareholders’ shares for all purposes of Dissenters’ Rights would be the amount each such shareholder paid for his respective shares of

Connected Lyfe, plus interest at the highest lawful rate of the shareholders’ state of residence, for rescission offers of securities under applicable state securities laws, rules and regulations.  The Merger Agreement contains a provision adopting this requirement that was a condition of the Merger.

These shares are also subject to a lock-up period (the “Lock-Up Period”) of the greater of twelve (12) months or the holding period required under Rule 144, subject, however, to waiver by our Board of Directors, so long as the holding period of Rule 144 has been previously satisfied, along with other conditions to which any resale of such shares are subject under Rule 144.  The new members of our Board of Directors have not expressed any present intention of waiving this Lock-Up Period, having negotiated its inclusion in the Merger Agreement, but that could change in the future.

Connected Lyfe founders were required to execute and deliver a founders’ certificate (the “Connected Lyfe Founders’ Certificate”) respecting Connected Lyfe’s products, services and software and the lack of infringement of such products, services and software of others.  Prior to closing, each had also executed and delivered to Connected Lyfe Employment Agreements and other agreements respecting proprietary information, confidentiality, non-competition, inventions and other related matters (respectively, the “Connected Lyfe Management Employment Agreements” and the “Connected Lyfe Founders’ IP Agreements”).

James P. Doolin (“Doolin”), our pre-Merger President, was required to execute and deliver a Contribution and Assistance Agreement (the “Doolin Contribution and Assistance Agreement”) whereby he agreed to: (i) contribute any debt of ours owed to him  that existed or arose before the closing of the Merger, as a capital contribution to us; and (ii) assist us in every reasonable way for a period of not less than forty-five (45) days with respect to introductions to Benderspink and any other party with whom he or we had contracted with, consulted or conducted our current  Screenplay Shootout Contests, including advising our new management of all facets of such business to the extent that we can reasonably incorporate these activities into our current and intended business operations acquired under the Merger.  Doolin is to provide these services without compensation, except for reimbursement of any direct out of pocket expenses incurred by him; if he is required to provide additional services in this respect, we will have to negotiate required fees for those additional services.

All Connected Lyfe non-dissenting shareholders executed documentation  (“Connected Lyfe Shareholders’ Representations and Warranties”)  representing that each: (i) was an “accredited investor” as that term is defined in Rule 501 of Regulation D of the SEC; (ii) had pre-Merger full access to all material information about us and Connected Lyfe; (iii) was taking the shares issued for his own account, for investment purposes and without a view of distribution; (iv) acknowledged that the shares were Restricted Securities under Rule 144; (v) waived any Dissenters’ Rights under Utah Law; and (vi) agreed that the shares were subject to the Lock-Up Period, among other representations, warranties and covenants.

We also adopted, ratified and approved the Connected Lyfe Stock Option Plan (the “Stock Option Plan”), under which Connected Lyfe had reserved 15,000,000 shares for issuance to eligible participants, including employees, directors, officers, consultants and advisors, and under which Connected Lyfe had granted 11,130,500 stock options exercisable, subject to certain vesting requirements, at $0.25 per share. The stock options (the “Connected Lyfe Convertible Securities”) shall continue to have, and be subject to, the same terms and conditions as set forth in the underlying Connected Lyfe Convertible Securities documents, but will be convertible into shares of our common stock as described in Schedule 1.4(b) of the Merger Agreement.  These stock options were issued, to the extent allowable, under Rule 701 of the SEC.  None of these assumed stock options were granted to members of management.  The stock options are for a term of no more than ten (10) years, which is the absolute maximum time for which stock options may be granted under the Stock Option Plan and are subject to vesting requirements, and in certain instances, are subject to leak-out resale restrictions following exercise and the satisfaction of performance milestones.

The Merger resulted in a change of our control, and the persons who were directors, executive officers and principal shareholders of Connected Lyfe were designated, in seriatim, as our directors and executive officers, with our pre-Merger directors and executive officers resigning, one after the other.  Robert A. Bryson was designated a director and our President; Garrett R. Daw was designated as a director and our Secretary; and Gregory M. Smith was designated as a director and our Vice President.  These persons collectively own 45,000,000 shares of our post-

Merger outstanding voting securities, comprised of common stock, or approximately 74.4% of these voting securities.  See the heading “Merger Capitalization Tables” of this Item (as defined below).

Connected Lyfe was incorporated under the laws of the State of Utah, effective January 1, 2010, by conversion from a Utah limited liability company formed on September 14, 2009 (“Acclivity Media, LLC” [“Acclivity”]).  It was organized to develop, deploy and operate next generation media and communications network based services to single-family, multi-family, high-rise, resort and hospitality properties.  We succeeded to Connected Lyfe’s current and intended business operations under the Merger.  For information on the organization of Acclivity and its conversion to Connected Lyfe, see the heading “Merger Capitalization Tables” below.  For information about our business, see the caption “Description of our Business” below.

Accounting Treatment of the Merger

A transaction like the Merger whereby a majority of our shares were issued to the Connected Lyfe shareholders is accounted for as a “reverse” acquisition.  Although the Merger was structured such that Connected Lyfe became our wholly-owned subsidiary, Connected Lyfe has been treated as the acquiring company for accounting purposes under Accounting Standards Codification 805-40, Reverse Acquisitions, due to the following factors: (i) Connected Lyfe’s shareholders received the larger share of the voting rights in the Merger; (ii) Connected Lyfe received the majority of the members of the Board of Directors; and (ii) Connected Lyfe’s senior management prior to the Merger dominate our senior management post-Merger.

Related Agreements

SCS Consulting Agreement

On August 26, 2009, Smith Corporate Services, Inc., a Utah corporation and successor to Smith Consulting Services, Inc., a dissolved Utah corporation (“SCS” [both wholly-owned by Karl S. Smith of Provo, Utah]), entered into a consulting agreement (the “SCS Consulting Agreement”) with two (2) of the Connected Lyfe founders under which SCS agreed to: (i) act as an independent consultant to Acclivity following its formation respecting its strategic planning, organization structure, contracts and general business consulting; (ii) identify a publicly-held company as a suitable merger or reorganization candidate by which Acclivity would reorganize  and become publicly-held, with the pre-merger or reorganization Acclivity members owning at least 86% of the post-merger or reorganization Acclivity; (iii) assist Acclivity in conducting and providing “due diligence” for any such merger or reorganization; and (iv) pay all expenses related to these endeavors.  The SCS Consulting Agreement provided for payment to SCS of $400,000 on execution, and SCS was to receive not less than approximately 9.5% of the total post-merger or reorganization outstanding voting securities following any such merger or reorganization.  The term of the Consulting Agreement was one (1) year.  The $400,000 was paid to SCS by Spencer K. Taylor, one of the eventual subscribers to a portion of the percentage of the membership interest in Acclivity following its formation in September, 2009, and one of the persons who introduced Acclivity to SCS (see the heading (“Introduction Services” below), which resulted in Mr. Taylor receiving 1,760,000 shares in Connected Lyfe under the Merger.  Mr. Taylor initially agreed to invest an additional $100,000 into Acclivity on the same terms and conditions as his initial investment, with payment of such sum to be due by February 26, 2010, but this obligation was subsequently waived by the parties, including Acclivity.  Initially, it was the understanding of the parties that SCS would provide Mr. Taylor shares from the 9.5% of the post-merger or reorganization shares SCS was to receive under the SCS Consulting Agreement; however, Connected Lyfe assumed this obligation and SCS agreed that any shares that it might acquire in the publicly-held company prior to or simultaneously with the closing of any merger or reorganization would be included in calculating the 9.5% interest that it was entitled to receive.  Simultaneously with the closing of the Merger, SCS did acquire an aggregate of 1,128,500 shares of our common stock from Doolin, our former President, and members of his family, and 450,000 shares from Shane E. Thueson, our Vice President, for nominal consideration and as a condition of the closing of the Merger.  All of these persons may be deemed to have been our “affiliates,” and SCS’ acquisition of these securities resulted in the commencement of a new holding period by SCS for all purposes of Rule 144.  As a result of these purchases, SCS was only issued 4,162,478 shares, which, with the 1,579,500 shares purchased (an aggregate of 5,741,978 shares), amounts to 9.5% of our post-Merger outstanding voting securities of 60,441,872 shares.  See the heading “Merger Capitalization Tables” below.  SCS made similar representations, warranties and covenants to us about its prior access to all material information about us and Connected Lyfe, its being an “accredited investor,” its taking the shares for investment purposes, its acknowledgment that the shares were Restricted Securities and its awareness of the Lock-Up Period, among others. The Lock-Up Period only applies to the shares SCS was issued by us or 4,162,478 shares.  Rule 144 covers the remaining 1.579,500 shares.

Dancy Services Agreement

In consideration of the issuance of 250,000 shares of our common stock and as a condition to the closing of the Merger, we engaged M. E. Dancy Consulting Services, Inc. (“Dancy” and the “Dancy Services Agreement”) to assist us in the preparation of our corporate press releases, to consult with us respecting public awareness concepts, interface with public investors via personal meetings and telephone conversations regarding our activities and business, assist us in preparing business profile dissemination information and to coordinate CEO interviews that can be archived and viewed by public investors.  Dancy provides other similar services to SCS, its clients and other companies.  Dancy made similar representations, warranties and covenants to us about its prior access to all material information about us and Connected Lyfe, its being an “accredited investor,” its taking the shares for investment purposes, its acknowledgment that the shares were Restricted Securities and its awareness of the Lock-Up Period, among others.

Nelson Services Agreement

In consideration of the issuance of 250,000 shares of our common stock and as a condition to the closing of the Merger, we engaged David E. Nelson (“Nelson” and the “Nelson Services Agreement”) to assist us in investor awareness activities, capital structure consulting for financial markets and long term shareholder support and other public relations services.  Mr. Nelson shares an office with SCS and provides other services to SCS and its clients. Nelson made similar representations, warranties and covenants to us about his prior access to all material information about us and Connected Lyfe, his being an “accredited investor,” his taking the shares for investment purposes, his acknowledgment that the shares were Restricted Securities and his awareness of the Lock-Up Period, among others.

Introduction Services

We issued 600,000 shares of our common stock to four (4) persons who were deemed to have been instrumental in introducing Acclivity and Connected Lyfe to us.  These shares were issued to: Spencer K. Taylor of Salt Lake City, Utah (200,000 shares); Rand Holley of Provo, Utah (100,000 shares); Mark Gregory Richards of Draper, Utah (200,000 shares); and Brock Bennett of Draper, Utah (100,000 shares).  Each of these persons made similar representations, warranties and covenants to us about prior access to all material information about us and Connected Lyfe, being “accredited investor,” taking the shares for investment purposes, acknowledging that the shares were Restricted Securities and awareness of the Lock-Up Period, among others.

Merger Capitalizations Tables

The following are capitalization tables that reflect the pre-Connected Lyfe conversion membership interests in Acclivity, the pre-Merger outstanding shares of common stock of Connected Lyfe, the closing of the Merger and the foregoing common stock issuances, among other information (the “Merger Capitalization Tables”):

CAPITALIZATION TABLES

Acclivity Media, LLC

Date of Inv.	Price	Aggregate	Membership Interest %	Name of Member
9.14.09	*	*	29.55%	Robert A. Bryson(1)
9.14.09	*	*	29.55%	Garrett R. Daw(1)
9.14.09	*	*	29.55%	Greg M. Smith(1)
9.15.09	$0.23	$600,000	5.24%	Stephen P. Crandall
9.15.09	$0.23	$155,000	1.33%	M. Justin Hoopes (Consulting Services)
9.15.09	$0.23	$150,000	1.31%	M. Justin Hoopes
8.26.09	$0.23	$400,000	3.47%	Spencer K. Taylor
		$1,305,000	100%

*

$10 and execution and delivery of Founders’ IP Agreement.

Connected Lyfe, Inc. (converted to corporation from Acclivity)

Date of Inv.	Price		Stock Issued		Shareholder Interest %	Names of Shareholders
9.14.09	*	Co-Founder	15,000,000		28.74%	Robert A. Bryson
9.14.09	*	Co-Founder	15,000,000		28.74%	Garrett R. Daw
9.14.09	*	Co-Founder	15,000,000		28.74%	Gregory M. Smith
9.15.09	$0.23	$600,000	2,660,000		5.10%	Stephen P. Crandall
9.15.09	$0.23	$155,000	675,000		1.29%	M. Justin Hoopes (Consulting Services)
9.15.09	$0.23	$150,000	665,000		1.27%	M. Justin Hoopes
9.20.09	$0.23	$400,000	1,760,000		3.37%	Spencer K. Taylor
3.10.10	$0.66	$850,000	1,287,879		2.45%	Stephen P. Crandall (506 Offering)
3.10.10	$0.66	$100,000	151,515.3%			Ryan S. Daw (506 Offering)
		$2,255,000	52,199,394	Total:	100.00%

*

$10 and execution and delivery of Founders’ IP Agreement.

Post-Merger

Date of Inv.	Price		Stock Issued		Membership Interest %	Name of Member
9.14.09		Co-Founder	15,000,000		24.8%	Robert A. Bryson
9.14.09		Co-Founder	15,000,000		24.8%	Garrett R. Daw
9.14.09		Co-Founder	15,000,000		24.8%	Gregory M. Smith
9.15.09	$0.23	$600,000	2,660,000		4.4%	Stephen P. Crandall
9.15.09	$0.23	$155,000	675,000		1.1%	M. Justin Hoopes (Consulting Services [6])
9.15.09	$0.23	$150,000	665,000		1.1%	M. Justin Hoopes
9.20.09	$0.23	$400,000	1,760,000		2.9%	Spencer K. Taylor
3.10.10	$0.66	$850,000	1,287,879		2.1%	Stephen P. Crandall (506 Offering)
3,10.10	$0.66	$100,000	151,515.3%			Ryan S. Daw (506 Offering)
(1)			2,980,000		4.9%	Our Pre-Merger Shareholders
(2)			250,000		0.4%	D. Nelson
(2)			250,000		0.4%	M. E. Dancy Consulting Services, Inc.
(2)			600,000.99%			Introduction Fees
(2)			4,162,478		6.8%	Smith Corporate Services, Inc. Consulting Agreement(3)
(4)			60,441,872	Total:	100%(5)

(1)

Our Pre-Merger Shareholders’ holdings.

(2)

Will be issued on closing of the reorganization, in addition to a one for one exchange of the other holdings referenced above.

(3)

Excludes 1,579,500 shares acquired for nominal consideration in the public entity, which if included, would result in a 9.5% interest and decreases “Our Pre-Merger Shareholders” above to approximately 2%.

(4)

Total estimated on closing and excluding 11,130,500 shares underlying outstanding employee/consultant stock options granted under the Connected Lyfe Stock Option Plan and exercisable at $0.25 per share.

(5)

Rounded to nearest whole percentage.

(6)

See the heading “Recent Sales of Unregistered Securities” of the caption “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.”

Description of our Business

General Development of Business

We plan to develop, deploy and operate next generation media and communications network based services to single-family, multi-family, high-rise, resort and hospitality properties. Connected Lyfe will provide television, Internet and telephone services to consumers and businesses.  We will function as a network and service provider and rely on our underlying facilities based network partners to provide the basic telecommunications network connections to our end customers.  We will be an application services provider (“ASP”) of Internet protocol television (“IPTV”), Internet services (“ISP”) and voice over Internet protocol (“VOIP”) services.  We intend to launch services with a fiber to the home (“FTTH”) network provider along the Wasatch front in Utah and are seeking to expand our reach through partnerships with other networks.  We currently have a letter of understanding with Utah Telecommunications Open Infrastructure Agency (respectively, the “Letter of Understanding” and “UTOPIA”) to enter into two separate agreements with us relative to: (1) Connected Lyfe becoming a service provider across UTOPIA’s network; and (2) UTOPIA’s willingness to transfer certain interests in its wholesale video system to Connected Lyfe, all subject to the terms and conditions of the agreements to be negotiated between the parties.  On April 1, 2010, we entered into an agreement with UTOPIA to become a non-exclusive service provider over its network (the “UTOPIA Non-Exclusive Network Access and Use Agreement”).  See the heading “Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts” below.  Our ability to finalize and negotiate the other terms, conditions and agreements contemplated by our Letter of Understanding with UTOPIA is vital to our current and planned business operations.

Respecting incorporating our current Shootout Screenplay Contests into our Connected Lyfe current and planned business operations, we have actual business and technology development to apply our television back end and front end for a wide range of professionally created and produced content as either video-on-demand (“VOD”) and Linear subscription based television channels.  These will include independent film development and distribution on both our private nationwide network, as well as through open Internet broadband with our content protection and promotion.  New management and our former President, James P. Doolin, have discussed how we can introduce another Screenplay Shootout Contest and add the benefits that our monetization and publishing framework will add. The trend has been in paid television media that distributors of television content frequently develop new programming, channels, productions and branded networks. We will continue with that on an accelerated basis by harnessing and enhancing the pre-existing goodwill and awareness we have created with our contests. Next generation networks are fundamentally about empowering both consumers and producers of great programming without being gatekeepers. We may even allow consumers to have contests to promote and submit concepts they would watch and pay to subscribe to.  We are and will do that with the Hangman momentum.

Business

Principal Products or Services and Their Markets

Our primary products are IPTV, Broadband Internet Access and VOIP Telephony.  The markets currently planned to be served are along the Wasatch front in Utah.  We are planning to expand our markets by building data connections to multi-dwelling units (“MDUs”) and are actively seeking partnerships with other last mile network providers.

IPTV:  Our planned television (“TV”) service will include local and basic cable network channels, a premium or extended channel package and individual add on channel packages.  The channel packages are typical of IPTV packages provided by other telecommunications companies and negotiated by industry intermediaries or directly with channel providers.

Broadband Internet Access:  The Internet product will come in varying speeds depending on the location of the customer and the type of network connecting that particular customer to our backbone network.  Current operational subscribers will be connected via fiber and have a choice of regular broadband or higher speed broadband access.

VOIP Telephony:  The telephone product will provide a dial tone in the home or business from which the customer can place local or long distance calls.  Rates will vary based on the call destination and type of service provided.

Details of planned channel, broadband and domestic and international telephone services are available by contacting us directly or through our web site, www.connectedlyfe.com.

Through Connected Lyfe, we are developing, deploying and operating the networked platform for the next generation of communications and entertainment services. By leveraging state of the art IP (“Internet Protocol”) technologies, we can provide the most innovative and compelling media and communication services to consumers and businesses who increasingly want access to their television, Internet and voice services on their terms – from any device, at home, in the office, or on the go.

“The Connected Lyfe Services Network” is delivering more than an improved TV user experience.  By integrating the TV with voice services, telephone usage becomes more interesting and compelling.  The TV experience will develop from being a one-way consumption type media into a fully interactive activity.  Current providers have been pushing their bundled services and giving the perception of their products actually working together, which is generally a form of consolidated billing.  We believe the truly integrated components we are developing and deploying can deliver Connected Lyfe service with much richer and personal interactive services

Traditional telecommunication networks have required dramatic capital expense to be built or modified according to stringent specifications demanded by applications and services.  We are developing service platforms flexible enough to reach consumers over standard and next generation networks.  We believe that by taking a flexible approach to these services over a network build out approach, we can reduce capital costs.

Traditional digital television delivery systems require time-consuming frame splicing and do not natively support data channels for interactivity.  We are implementing standard web technologies for interactivity and integrating video sources on the set top box.  This meta-data driven operations may reduce back end costs and expands the possible services on the network

Our vision is to be the most “viewer driven” television services provider harnessing the dramatically expanding IP connectivity, smart handheld devices, consumer desires and integrated voice and high-speed web access and services.

Our strategy is to provide the first seamless television service truly accessible from any device, any network, at any time over private networks, ahead of incumbent legacy providers, across the country to the greater than 35% of the United States residences underserved by their local providers.

Planned Products

•

Seamless Integration of TV, Telephone and Internet Services.

•

Connected Lyfe Real full TV Everywhere.

•

“PC Virtual Set Top” enabling all PC’s at home with full television access.

•

“On-the-Go Authenticated Access” to access television from wherever you are located.

•

Seamless integration of burgeoning web video and Internet video programming.

•

“Universal Network DVR” with personalized authenticated recording.

Connected Lyfe Expected Advantages

•

We believe that we are the first truly “viewer centric” TV Service Provider.

•

We believe we can lead the industry in delivering the fullest scope of TV Everywhere.

•

We believe we can deliver the most lifestyle adaptive television services.

•

Large reduction of capital and operating cost compared to traditional TV providers.

•

Dedicated direct subscriber acquisition team.

•

Seasoned team of industry veterans.

o

Digital Media Technology Development.

o

IP Network Deployment and Operations.

•

Harnessing the potential of Fiber to the Home (FTTH) networks like UTOPIA Fiber Network.

•

Providing Programmers, a test bed for Consumer Proven Next Gen Television functionality with rights alignment

•

Delivering next generation IPTV with full TV Everywhere.

•

Unencumbered by non-IP digital platforms, hardware, and legacy systems.

•

Fully compliant and empowering both consumer, advertiser, programmer, and copyrights holder rights and privileges.

Target Demographics / Customers

We utilize direct marketing programs and a direct sales force that reach customers in specific neighborhoods about the benefits of our service, with the anticipation of subscribing a sustained volume of new customers each month who are currently or will be connected to UTOPIA. Additional Underserved Networks and Subscribers we believe we can reach and serve in the future include:

•

College and University On/Off Campus Television Market.

•

Military Bases.

•

Lodging and Resort Service Providers.

•

Public Access Networks.

•

Multi- Family/Dwelling Units (MDUs).

•

Regional Telco & Cable TV Operators.

Potential Future Acquisition and Partnership Opportunities

•

Community Fiber Networks struggling to expand activated homes and simultaneously build applications and services like IPTV.

•

Home Owner Associations (“HOA”) Service Providers’ orphaned infrastructure or only basic TV services due to expense of deploying traditional television.

•

Multi-Family Satellite Television Service Providers’ narrowing operating margins and limited ability to offer critical Video on Demand (VOD) and interactive TV services.

•

Private Cable Operators unable to compete with truly integrated “Triple-Play” services with next-generation services.

•

Multi-Family Internet Service Providers.

•

Legacy high-speed Internet or broadband infrastructure.

With Connected Lyfe, we believe customers will be attracted to:

•

Watching, sharing and interacting with the movies, shows and events they love combined with the social networking services they use daily.

•

Being able to go back in time to watch a specific episode of a show they missed or forgot to record.

•

Log into their service account from set top box or PC to set the family programming controls of for both show and content filtering.

•

Watch television on any device anywhere and anytime, based on their household subscription.

Distribution Methods of the Products or Services

We will distribute our services by partnering with last mile network providers and connecting to those network providers via private, leased or public lines.  Services are currently planned to be provided along the Wasatch front in Utah through a partnership with UTOPIA, subject to finalizing agreements with UTOPIA.  UTOPIA is an organization formed by sixteen (16) Utah cities to build a fiber to the home (“FTTH”) network for high speed data services.  We are actively seeking partnerships with other last mile network providers and with entities that own, operate or control networks within multi-dwelling units (“MDUs”).

The Connected Lyfe Distribution and Marketing Plan

Traditionally, TV, telephone and Internet service providers have relied on mass marketing and advertising campaigns to acquire customers.  This has been accomplished using a mix of media such as TV, radio and print.  Although these are effective ways to create excitement and inform consumers about your company, this type of marketing makes it very difficult to exactly reach our target customer, and, measure the subscriber acquisition programs effectiveness. Connected Lyfe, will use a more direct and personal method to reach and acquire our customers.  Our direct sales force contacts customers in specific neighborhoods directly about using our service

Target Demographics and Customer Profiles

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“Connected Family” living in a Fiber Community.

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Typical on-the-go families with parents and children consumed with work, school and other extra curricular activities.

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Multiple TV’s and computers located throughout the house, along with high-speed Internet, phone, cell phone services.

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“Connected Couple” with access to a high-speed IP network and Young married couple with one or both working and/or in school.

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“Connected Student” living in an MDU complex.

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Student living with friends in a multi-room apartment or condo or one TV in the unit and multiple laptops/desktops or different schedules and TV preferences all living under one roof.

Our direct sales organization will focus on specific neighborhoods and communities where we know homes have Connected Lyfe secure network connections, thus saving valuable resources in the early stages of our company.  A direct sale can yield a better informed and satisfied customer because the product can be explained personally and in greater detail than a website, TV advertisement, or call center conversation.

Often, we will be able to demonstrate our product for the customer before they buy; and let them test-drive the service.  This can to translate to reduced cancellations and a more satisfied customer. We anticipate higher than average rates because these taxpayers are already paying money every month just to have access to a fiber connection to their home.  We anticipate that they will ask us to provide service to take advantage of their next generation infrastructure.

Status of any Publicly Announced New Product or Service

Connected Lyfe is a new company and all of its products and services are planned to be launched soon, though we have commenced some of our planned marketing and launched some of our products.  We are active on our partner network and direct selling started in March 2010.

Competitive Business Conditions, Competitive Position in the Industry and Methods of Competition

We will face increasing competition from incumbent telephone, Internet and broadcast companies, including providers of satellite and cable players Dish, DirecTV, Comcast, Time Warner and others. Additionally, Telco’s like AT&T, Verizon, next generation non-secure providers like Netflix, Amazon and Apple. For example, Verizon and other competitors now offer video services in several of our service areas and are expected to continue deploying video services in most of our remaining service areas in the next several years. Recent operational, regulatory and legislative advances have improved incumbent telephone companies’ competitive positions. The attractive demographics of our major urban markets make many of our service areas desirable locations for investment in video distribution technologies by both incumbents and new entrants. By the nature of our relatively mature markets, the introduction of a viable new entrant will increase competition intensity, leading to potential downward pricing pressure on, and customer losses for, the prior market competitors.

Our next largest competitors are other operators who build and operate communications systems such as satellite master antenna television systems, commonly known as SMATV, or private cable headend systems, which generally serve condominiums, apartment and office complexes and residential developments.  Competition from operators such as MDU Communications International, Inc., a national provider of digital satellite television, high-speed Internet, voice over IP (“VoIP”) and other information and communication services to residents living in the United States multi-dwelling unit (“MDU”) market, estimated to include twenty-six (26) million residences, could provide strong reactionary forces to our business efforts.  We intend to strongly compete in the MDU market space, with the intent to bring new and innovative services to these competitive areas.  MDUs include apartment buildings, condominiums, gated communities, universities and other properties having multiple units located within a defined area. We, as do others like MDU International, Inc., typically negotiate long-term access agreements with the owners and managers of MDU properties allowing the service provider the right to design, install, own and operate the infrastructure and systems required to provide digital satellite television, high-speed Internet, VoIP and other potential services, to their residents and our subscribers. Provider companies, such as MDU International, Inc., earn their revenues through the sale of these subscription services to owners and residents of MDUs.

MDU properties present unique technological, management and marketing challenges to conventional providers of these services, as compared to single-family homes. Our proprietary delivery and design solutions and access agreements will differentiate us from other multi-family service providers through a unique strategy of balancing the information and communication needs of today’s MDU residents with the technology concerns of property managers and owners and providing the best overall service to both. To accomplish this objective, we have a service provider relationship with UTOPIA’s network, which provides us with network access and service provider rights on certain types of Internet Protocol networks, that we intend to deploy aggressively to the MDU market. Additionally, we have been working with large property owners and real estate investment trusts (REITs), as well as legacy triple play service providers into the MDU market, which are seeking next generation service solutions.

In addition to the traditional television companies and MDU service providers described above, we may see competition from Franchised Cable Systems and Other Operators Companies.  These are described below as potential competitive groups.

Cable companies, including Franchised Cable Systems, currently dominate the market in terms of subscriber penetration, the number of programming services available, audience ratings and expenditures on programming. The traditional cable companies serve an estimated sixty-eight percent (68%) of U.S. television households. However, satellite services are gaining market share and DTH (“Direct to Home”) providers, similar to how Connected Lyfe works, have a window of opportunity in which to acquire and consolidate a significant subscriber base by providing a higher quality signal over a vast selection of video and audio channels at a comparable or reduced price to most cable operators’ current service. We also compete with other national DTH operators such as DishNetworks.

We may be unable to successfully anticipate and respond to various competitive factors affecting our industry, including regulatory changes that may affect our competitors differently from us, new technologies and services that may be introduced, changes in consumer preferences, demographic trends and discount pricing strategies by competitors, which could have a material adverse impact on our results of operations and financial position.

Most all of our actual and potential competitors have substantially more assets and capital resources than we have, and we must depend upon the viability and unique nature of some of our products that are planned to be a part of The Connected Lyfe.

Sources and Availability of Raw Materials and the Names of Principal Suppliers

Our initial principal suppliers are anticipated to be UTOPIA, Sypherance Technologies, ADB and Linksys.

Dependence on One or a Few Major Customers

As a potential retail provider, we are not dependant on any one customer.  However, we are currently dependent on UTOPIA for network access to its customers, all subject the terms and provisions of our current UTOPIA Non-Exclusive Network Access and Use Agreement.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

General

We are implementing standard web technologies for interactivity and integrating video sources across our network and into the consumer televisions, personal computers and other authenticated devices.  Our approach demands a meta-data driven operation to reduce back end costs and expands the possible services and features on the network.

To achieve these goals, we are developing several proprietary technologies and associated patent applications.  These applications will address the distribution of common video across some types of legacy IP networks, specific methods for the integrated use of meta data in operations to reduce costs and extend functionality, the development of multi-tiered control systems to manage heterogeneous IP networks, and methods for video frame storage that reduce cost, increase reliability, and reduce latency..

Management Employment Agreements and IP Agreements

We have respectively executed three (3) new Employment Agreements with Robert A. Bryson, Garrett R. Daw and Gregory M. Smith, our current directors and executive officers, each for a period of five (5) years; and we assumed the Founders IP Agreements executed by these persons on the formation of Acclivity as part payment of their respective subscriptions for their membership interests in Acclivity that were converted to common stock in Connected Lyfe and exchanged for shares of our Restricted Securities under the Merger.  See the heading “Management Employment Contracts” of the caption “Executive Compensation” of this Item below.  We also have Employee IP Agreements in similar form with our other employees.  See Item 9.01.  Other than our Letter of Understanding with UTOPIA, we presently do not have any patents trademarks, licenses, franchises, concession or royalty agreements during this time period.

Founders’ IP Agreement

Effective September 14, 2009, Messrs. Bryson, Daw and Smith, the founders of Acclivity, each executed and delivered a Founders’ IP Agreement containing the following summary of material provisions.  All capitalized terms not otherwise defined in this description shall have the meanings ascribed to them in the Form of Founders’ IP Agreement referenced in Item 9.01.

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Employee shall advise us of all Inventions made or conceived by Employee solely or jointly with others during the term of employment or within two (2) years of termination, regardless of whether such Invention was conceived during the hours of employment or at company facilities or with the use of company materials or personnel, file at our expense for U.S. and foreign patents if requested by us, or if unwilling to do so, we shall make such application.

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Assign all such Inventions to us,

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Assist us in the patent process if unwilling to do so singly.

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Grant us a perpetual, irrevocable, worldwide, non-exclusive sub-license, royalty free right and license to use in our business, and to exploit and exercise any Inventions, discoveries, concepts and ideas and related matters, including improvements and regardless of whether patentable or within the scope of the Inventions.

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Non-disclosure of Proprietary Information.

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Acknowledgment our Proprietary Rights.

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Non-use of Proprietary Information by Employee.

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Non-complete and non-solicitation clauses for certain terms of up to two (2) years.

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Prior Inventions representations of original works respecting previous employment

UTOPIA TV Operations Acquisition Letter of Understanding

On February 26, 2010, we executed a Letter of Understanding with UTOPIA whereby Connected Lyfe agreed to:

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Purchase UTOPIA IPTV operations.

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Assume certain recurring operating costs relative to UTOPIA wholesale multichannel IPTV video service.

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Commit to UTOPIA first consumer commercial deployment of Connected Lyfe Next Generation Television Service Capabilities.

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Provide High Availability/Quality Service Level Agreements (“SLA”).

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Provide High Quality Customer Service and provide sufficient staffing to meet customer needs.

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Provide UTOPIA Service Providers a more competitive and complete multichannel TV service.

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Maintain current UTOPIA IP Television Service

UTOPIA agreed to provide Connected Lyfe:

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100% ownership in the current UTOPIA IP Cable Television/Video system, rights and agreements, subject to Programmer approval, and subject to UTOPIA’s reversionary rights identified in the Letter of Understanding and referenced in the seventh bulleted item above.

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100% operating responsibility, liability and authority

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Technical cooperation for all enhancements certification in coordination with UTOPIA as long as UTOPIA retains any right of ownership, including reversionary rights.

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Connected Lyfe naming and branding authority of the provided telecommunication and entertainment services.

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Provide Connected Lyfe quarterly network deployment strategy, program, and status reports.

UTOPIA Network Access and Use Agreement

On April 1, 2010, we entered into the UTOPIA Non-Exclusive Network Access and Use Agreement, with the purpose of satisfying UTOPIA’s desire to have its customers have convenient and competitively priced access to high speed, broadband fiber optic services, including voice, video and high speed data transmission and Internet access, which provides, among other provisions, and with all capitalized terms having the meaning contained therein unless defined herein otherwise:

UTOPIA will:

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Will, at its cost and expense, construct, operate and maintain a wholesale fiber optic Ethernet network and has begun to lease capacity on the Network to us on a non-exclusive basis for an initial term of three (3) years, with the phases of development to be at UTOPIA’s discretion.

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Will be responsible for easements, rights of way and purchasing and installing required equipment.

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UTOPIA will be sole owner of the Network and related structures, improvements and the like and we will have no ownership interest therein.

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It will not use any Intellectual Property of others.

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Shall have autonomy and control of the Network and all maintenance responsibilities.

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Within thirty (30) days, have a plan with dates acceptable for us to provide Retail Services.

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Approve press releases with its name and logo and use our name and logo in press releases and advertising.

We will:

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Maintain a call center for Customer Service.

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Complete all obligations to allow UTOPIA to be ready to test the Network within four (4) months of the thirty (30) day notification by UTOPIA of the planned dates of readiness.

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Pay required fees within thirty (30) days, along with Local Fees and Other Taxes and Fees, when due.

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Have the availability of long-term wholesale pricing for multi-year subscribers.

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Use our best efforts to market the Retail Services.

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 Or may use the “UTOPIA” brand name and logo in marketing materials.

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Offer the Retail Services to all potential Retail Subscribers of the Network.

A copy of the UTOPIA Non-Exclusive Network Access and Use Agreement is filed as an Exhibit hereto and is incorporated herein by reference.  See Item 9.01.

Need for any Government Approval of our Principal Products or Services.

We know of no required governmental or regulatory approval of our principal products or services in our current markets.  However, obtaining certain classifications within telecommunications law can reduce our tax burden on services provided.  We are studying these issues and in some cases seeking a classification change.

Effect of Existing or Probable Governmental Regulations on our Business

Federal, state and local governments extensively regulate the cable industry and the telephone services industry and are beginning to regulate certain aspects of the Internet services industry. There are numerous proceedings pending before the Federal Communications Commission (the “FCC”), state PUCs and state and federal courts that may materially affect the way we do business. For example, Congress, the FCC and some states are considering various regulations and legislation pertaining to “network neutrality,” digital carriage obligations, digital set top box requirements, program access rights, digital telephone services and changes to the pricing at which we interconnect exchange traffic with other telephone companies, any of which may materially affect our business operations and costs. With respect to VoIP services, the FCC is considering whether it should impose additional VoIP E911 obligations on interconnected VoIP providers, including a proposed requirement that interconnected VoIP providers automatically determine the physical location of their customer rather than allowing customers to manually register their location. Also, the FCC continues to evaluate alternative methods for assessing USF charges. We cannot predict what actions the FCC or state regulators may take in the future, nor can we determine the potential financial impact of those possible actions.

We also expect that new legislative enactments, court actions and regulatory proceedings will continue to clarify and in some cases change the rights and obligations of cable operators, telecommunications companies and other entities under federal, state, and local laws, possibly in ways that we have not foreseen. Congress and state legislatures consider new legislative requirements potentially affecting our businesses virtually every year and new proceedings before the FCC, state PUCs and state and federal courts are initiated on a regular basis that may also have an impact on the way that we do business.

Actions by local authorities may also affect our business. Local franchise authorities grant franchises or other agreements that permit us to operate our cable and OVS systems, and we have to renew or renegotiate these agreements from time to time. Local franchise authorities often demand concessions or other commitments as a condition to renewal or transfer, and such concessions or other commitments could be costly to us in the future. In addition, we could be materially disadvantaged if we remain subject to legal constraints that do not apply equally to our competitors, such as where local telephone companies that enter our markets to provide video programming services are not subject to the local franchising requirements and other requirements that apply to us. For example, the FCC has adopted rules and several states have enacted legislation to ease the franchising process and enable statewide franchising for new entrants. While reduced franchising limitations could also benefit us if we were to expand our systems, the chief beneficiaries of these rules are the larger, well-funded traditional companies such as cable players Dish, DirecTV, Comcast, Time Warner and others, like Telco’s like, AT&T and Verizon.

Federal Regulation

 In February 1996, Congress passed the Telecommunications Act of 1996, which substantially amended the Federal Communications Act of 1934, as amended (the “Communications Act”). This legislation has altered and will continue to alter federal, state and local laws and regulations affecting the communications industry, including certain of these services that we will provide. On November 29, 1999, Congress enacted the Satellite Home Viewer Improvement Act of 1999 (“SHVIA”), which amended the Satellite Home Viewer Act. SHVIA permits DBS operators to transmit local television signals into local markets. In other important statutory amendments of significance to satellite carriers and television broadcasters, the law generally seeks to place satellite operators on an equal footing with cable television operators in regards to the availability of television broadcast programming. SHVIA amends the Copyright Act and the Communications Act in order to clarify the terms and conditions under which a Direct Broadcast Satellite (“DBS”) operator may retransmit local and distant broadcast television stations to subscribers. The law was intended to promote the ability of satellite services to compete with cable television systems and to resolve disputes that had arisen between broadcasters and satellite carriers regarding the delivery of broadcast television station programming to satellite service subscribers. As a result of SHVIA, television stations are generally entitled to seek carriage on any DBS operator’s system providing local service in their respective markets. SHVIA creates a statutory copyright license applicable to the retransmission of broadcast television stations to DBS subscribers located in their markets. Although there is no royalty payment obligation associated with this license, eligibility for the license is conditioned on the satellite carrier’s compliance with the applicable Communications Act provisions and FCC rules governing the retransmission of such “local” broadcast television stations to satellite service subscribers. Noncompliance with the Communications Act and/or FCC requirements could subject a satellite carrier to liability for copyright infringement. We are subject to certain provisions of SHVIA. SHVIA was essentially extended and re-enacted by the Satellite Home Viewer Extension and Reauthorization Act (“SHVERA”) signed in December of 2004.

On October 31, 2007, the FCC banned the use of exclusivity clauses by franchised cable companies for the provision of video services to MDU properties. The FCC noted that 30% of Americans live in MDU properties and that competition has been stymied due to these exclusivity clauses. The FCC maintains that prohibiting exclusivity will increase choice and competition for consumers residing in MDUs. Currently this Order only applies to cable companies subject to Section 628 of the Communications Act, which does not include DBS and private cable operators (“PCOs”) that do not cross public rights-of-way, such as the Company. Although exempt from this Order, the FCC did reserve judgment on exclusivity clauses used by DBS companies and PCOs until further discussion and comment can be taken and evaluated. The IMCC “Independent Multi-Family Communications Council”, which is a trade association comprised of DBS, PCOs, MDU owners and the supporting industry, is lobbying to keep DBS and PCOs, who do not cross public rights-of-way, exempt from the Order or any future order. The Company is an active member of IMCC and is providing assistance in the lobbying effort. The issue is still unsettled.

We are not directly subject to rate regulation or certification requirements by the FCC, the Telecommunications Act of 1996 or state public utility commissions because our equipment installation and sales agent activities do not constitute the provision of common carrier or cable television services. As a resale agent for DIRECTV, we are not subject to regulation as a DBS provider, but rely upon DIRECTV to procure all necessary re-transmission consents and other programming rights under the Communications Act of 1934 and the Copyright Act. To the extent that we may also elect to provide our MDU customers with transmission of signals not currently available via satellite, our offering of these services may be subject to compulsory copyright filings with the U.S. Copyright Office, although we do not expect the licensing fees to have a material adverse effect on our business. Our systems do not use or traverse public rights-of-way and thus are exempt from the comprehensive regulation of cable systems under the Communications Act of 1934. Because we are subject to minimal federal regulation, have fewer programming restrictions, greater pricing freedom and are not required to serve any customer whom we do not choose to serve, we have significantly more competitive flexibility than do the franchised cable systems. We believe that these regulatory advantages help to make our satellite television systems competitive with larger franchised cable systems.

State and Local Cable System Regulation

We do not anticipate that any of our potential deployment of satellite television services will be subject to state or local franchise laws primarily due to the fact that our facilities are not planned to traverse public rights-of-way. Although we may be required to comply with state and local property tax, environmental laws and local zoning laws, we do not anticipate that compliance with these laws will have any material adverse impact on our business.

State Mandatory Access Laws

 A number of states have enacted mandatory access laws that generally require, in exchange for just compensation, the owners of rental apartments (and, in some instances, the owners of condominiums) to allow the local franchise cable television operator to have access to the property to install its equipment and provide cable service to residents of the MDU. Such state mandatory access laws effectively eliminate the ability of the property owner to enter into an exclusive right of entry with a provider of cable or other broadcast services. In addition, some states have anti-compensation statutes forbidding an owner of an MDU from accepting compensation from whomever the owner permits to provide cable or other broadcast services to the property. These statutes have been and are being challenged on constitutional grounds in various states. These state access laws may provide both benefits and detriments to our business plan should we expand significantly in any of these states.

Preferential Access Rights

We generally negotiate exclusive rights (or exclusive rights to marketing or inside wire) to provide services singularly, or in competition with competing cable providers, and also negotiate where possible “rights-of-first-refusal” to match price and terms of third-party offers to provide other communication services in buildings where we have negotiated broadcast access rights. We believe that these preferential rights of entry are generally enforceable under applicable law; however, current trends at state and federal level suggest that the future enforceability of these provisions may be uncertain. In addition to the October 2007 order banning exclusive agreements, the FCC has also issued an order prohibiting telecommunications service providers from negotiating exclusive contracts with owners of commercial MDU properties. Although it is open to question whether the FCC has statutory and constitutional authority to compel mandatory access for other providers, there can be no assurance that it will not attempt to do so. There can be no assurance that future state or federal laws or regulations will not restrict our ability to offer access payments, limit MDU owners’ ability to receive access payments or prohibit MDU owners from entering into exclusive agreements, any of which could have a material adverse effect on our business.

Regulation of High-Speed Internet

Information or Internet service providers (“ISPs”), including Internet access providers, are largely unregulated by the FCC or state public utility commissions at this time (apart from federal, state and local laws and regulations applicable to business in general). However, there can be no assurance that this business will not become subject to regulatory restraints. Also, although the FCC has rejected proposals to impose additional costs and regulations on ISPs to the extent they use local exchange telephone network facilities, such change may affect demand for Internet related services. No assurance can be given that changes in current or future regulations adopted by the FCC or state regulators or other legislative or judicial initiatives relating to Internet services would not have a material adverse effect on our business.

Estimate of the Amount spent during each of the Last Two Fiscal Years on Research and Development Activities, and if applicable, the Extent to which the cost of such Activities is Borne Directly by Customers

Connected Lyfe launched its research and development activities in 2009, and therefore has no associated costs from the previous two (2) years.  During the period of inception through December 31, 2009, we spent $80,580 on research and development

Costs and Effects of Compliance with Environmental Laws (Federal, State and Local)

We have no known costs, and none are anticipated, from environmental laws, rules and regulations.

Number of Total Employees and Number of Full-Time Employees.

As of the beginning of March, 2010, we employed seventeen (17) employees, with sixteen (16) full time employees.

Reports to Security Holders

You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also find all of the reports that we have filed electronically with the SEC at their Internet site www.sec.gov

Risk Factors

An investment in us involves a high degree of risk, and is suitable only for persons of substantial financial means who have no need for initial liquidity in their investments.  Prospective investors should carefully consider the following list of all known risk factors, along with all material types of risk factors that generally relate to undercapitalized companies and companies that have limited revenues and that depend upon equity or debt financing to continue operations:

Risks Related to Our Business

Our present limited operations have not yet proven profitable.

To date, we have not shown a profit in our operations and have generated no revenue.  We cannot assure that we will achieve or attain profitability beyond 2010 or otherwise. If we cannot achieve operating profitability, we may not be able to meet our working capital requirements, which could have a material adverse effect on our business operating results and financial condition.

We are a start-up company with limited operating history.

We recently commenced limited planned operations in August, 2009 and were not active in any market until March of 2010. Accordingly, we have a limited operating history and our business strategy may not be successful. Our failure to implement our business strategy or an unsuccessful business strategy could materially adversely affect our business, financial condition and results of operations.

We need substantial additional capital to grow and fund our present and planned business and business strategy.

Our current and planned operations contemplate funding with milestones of at least $11,500,000 in 2010 and $7,500,000 in 2011.  See the heading “Plan of Operation” of the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of this Item below.  Failure to meet these funding milestones may have a significant adverse effect on our growth and anticipated revenues and we may have to curtail our business strategy.

Rule 415 of the SEC could inhibit our ability to raise required funding and result in the curtailment or cessation of our principal operations.

Because we currently have a limited public float of approximately 1,400,000 shares of our common stock, Rule 415 as presently interpreted by the SEC would limit us to registering about 30% of that public float or about 420,000 shares.  Most funding sources require registration of securities purchased or underlying common stock in the event of warrant or convertible securities issuances.  Rule 415 limits would limit the amount of securities that could be registered at one time, and may ultimately require us to file multiple registration statements at substantial cost.

Our auditor’s “Going Concern” qualification in our financial statements might create additional doubt about our ability to stay in business, which could result in a total loss on investment by our shareholders.

Our accompanying financial statements have been prepared assuming that we will continue as a “going concern.” As discussed in Note 2 to the financial statements, we have no revenues, have incurred a loss from operations and have negative operating cash flows during the period from inception through December 31, 2009. These issues raise substantial doubt about our ability to continue as a “going concern.” Management’s plans in regard to these matters are also described in Note 2. Our financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Our internal systems and operations are untested and may not be adequate of could adversely affect our ability to continue our planned business.

Our internal systems and operations are new and unproven at scale.  Subscriber growth could place unanticipated strain on our systems used to efficiently manage and operate our planned services.  This could have a material adverse effect upon our business, results of operations and financial condition and could force us to halt our planned operations or continued expansion of those planned operations, causing us to lose any opportunity to gain significant anticipated market share in our industry. Our ability to compete effectively as a provider of IPTV, Broadband Internet Access and VOIP services and to manage future growth will require us to continue to improve our operational systems, our organization and our financial and management controls, reporting systems and procedures. We may fail to make these improvements effectively. Additionally, our efforts to make these improvements may divert the focus of our personnel and we may not be able to effectively continue our planned operations or planned expansion of those planned operations.

Our inability to attract and maintain key personnel required to implement our business strategy could adversely affect our ability to continue our current and planned business.

We are growing rapidly in our effort to provide services and we are still hiring key positions and integrating personnel at all levels into a cohesive team.  If executives or other new hires integrate poorly, perform badly, or do not have the anticipated experience or skill sets required, our current and planned endeavors business could be harmed.  Planned personnel, management practices and controls may also prove to be inadequate to provide services, acquire customers and partners and operate the business, and any gaps or failures may have a material adverse affect on our business, financial condition and results of operations. Furthermore, we do not have a Chief Financial Officer at this time.

Unless we reach a final definitive agreement with UTOPIA to acquire certain assets, we may not be able to execute our complete planned business strategy.

Our planned business operations are dependent on UTOPIA and reaching a definitive agreement with UTOPIA to acquire certain of its assets necessary for our planned business.  See our Letter of Understanding with UTOPIA above under the caption “Description of Our Business.”  Even if we are successful in executing a definitive agreement with UTOPIA, any failure of that network or closing of operations by UTOPIA would result in our inability to provide services through this partnership.  We will also rely on UTOPIA to extend its network efficiently and provide a compelling value proposition to new cities, neighborhoods and homes.  If Utopia is unable to do this, our available market from this partnership will be limited to the number of current UTOPIA network connected homes, assuming we reach a definitive agreement with UTOPIA.

Increased competition may have an adverse effect on our ability to continue our current and planned business operations.

We may see increased competition in our markets.  We do not have an exclusive relationship with our network partners and other providers may attempt to provide similar services over the same infrastructure.  Furthermore, alternative network providers with closed systems through which we cannot provide services may enter the markets in which we sell services.  The competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements and devote greater resources to develop, promote and sell their products or services. In addition, increased competition could result in reduced subscriber fees, reduced margins and loss of market share, any of which could harm our business.   We cannot assure that we can compete successfully against current or future competitors, many of which have substantially more capital, existing brand recognition, resources and access to additional financing. All these competitive pressures may result in increased marketing costs, or loss of market share or otherwise may materially and adversely affect our business, results of operations and financial condition.

Our inability to patent, protect and update our technology may result in our inability to effectively compete in our selected industry.

We use technology advancements of our own and from suppliers to provide a more advanced service with more efficient economics.  Technology advancement is very fast paced in digital media and can lead to changing standards and new modes of providing services.  The advancement of other technology not available to or usable within our operations could make our current or future products or services obsolete or non-competitive.  Keeping pace with the introduction of new standards and technological developments could result in additional costs or prove difficult or impossible. The failure to keep pace with these changes and to continue to enhance and improve the responsiveness, functionality and features of our services could harm its ability to attract and retain users.

Our pursuit of technology or process patents may prove to be fruitless.  While our management has experience in these areas and intends to pursue discussed patents applications around our technologies and business processes, we cannot guarantee that other patents have not already superseded those which we intend to pursue.  We have applied the knowledge and insight from our management teams’

industry experience and relationships to research the platform and technology directions of other industry participants and are unaware of other  providers of the specific capabilities of Connected Lyfe’s technology development; however, patents filed with the U. S. Patent Office during the past fifteen (15) months are not publicly available, and patent applications that cover our concepts could have already been filed by others.

Our operating results could be impaired if we become subject to burdensome government regulation and legal uncertainties, all of which would increase our cash requirements and may cause our business to fail.

We are not currently subject to direct regulation by any domestic or foreign governmental agency, other than regulations applicable to businesses generally.  However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, relating to:

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user privacy;

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pricing;

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content;

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copyrights;

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distribution; and

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characteristics and quality of products and services.

The adoption of any additional laws or regulations may decrease the expansion of the Internet.  A decline in the growth of the Internet could decrease demand for our products and services and increase our cost of doing business.  Moreover, the applicability of existing laws to the Internet is uncertain with regard to many issues, including property ownership, export of specialized technology, sales tax, libel and personal privacy.  Our business, financial condition and results of operations could be seriously harmed by any new legislation or regulation.  The application of laws and regulations from jurisdictions whose laws do not currently apply to our business, or the application of existing laws and regulations to the Internet and other online services could also harm our business.

The Internet may fail or providers of these services may increase their costs for these and related services, which could increase our costs and make our services less attractive to customers.

The secure transmission of confidential information over public networks is a significant barrier to electronic commerce and communications.  Anyone who can circumvent our security measures could misappropriate confidential information or cause interruptions in our operations.  We may have to spend large amounts of money and other resources to protect against potential security breaches or to alleviate problems caused by any breach.

Planned acquisitions come with various risks, along with dilution to our shareholders, both of which can be adverse.

Acquisitions, mergers and joint ventures entered into by us may have an adverse effect on our business. We expect to engage in acquisitions, mergers or joint ventures as part of our long-term business strategy. These transactions involve significant challenges and risks including that the transaction does not advance our business strategy, that we don't realize a satisfactory return on our investment, or that we experience difficulty in the integration of new assets, employees, business systems, and technology, or diversion of management's attention from our other businesses. These events could harm our operating results or financial condition.

The current and future state of the economy may curtail our operations and our anticipated revenues.

Our business may be adversely affected by changes in domestic economic conditions, including inflation, changes in consumer preferences, changes in consumer spending rates, personal bankruptcy and the ability to collect our accounts receivable. Changes in economic conditions may adversely affect the demand for our products and make it more difficult to collect accounts receivable, thereby negatively affecting our business, operating results and financial condition. The recent disruptions in credit and other financial markets and deterioration of national and global economic conditions could, among other things, impair the financial condition of some of our customers and suppliers, thereby increasing customer bad debts or non-performance by suppliers.

Acts of war, terrorism or other unknown and unexpected caused could disrupt our business, and we could be required to cease our operations.

Involvement in a war or other military action or acts of terrorism may cause significant disruption to commerce throughout the world. To the extent that such disruptions result in (i) delays or cancellations of customer orders, (ii) a general decrease in consumer spending on video broadcast and information technology, (iii) our inability to effectively market and distribute its products or (iv) its inability to access capital markets, our business and results of operations could be materially and adversely affected. We are unable to predict whether the involvement in a war or other military action will result in any long-term commercial disruptions or if such involvement or responses will have any long-term material adverse effect on our business, results of operations or financial condition.

Present members of management currently own in excess of a majority of our outstanding voting securities and can elect all directors who in turn elect all officers, without the votes of any other shareholders.

Messrs. Bryson, Daw and Smith, who comprise all of the members of out current directors and executive officers collectively own 74.4% of our outstanding voting securities and accordingly, have effective control of us and may have effective control of us for the near and long term future.  Votes of other shareholders can have little effect when we are managed by our Board of Directors and operated through our officers, all of whom can be elected by these persons.

Future stock issuances could severely dilute our current shareholders’ interests.

Our Board of Directors has the authority to issue up to 200,000,000 authorized shares of our common stock or stock options to acquire such common stock; or up to 10,000,000 shares of preferred stock with rights, privileges and preferences designated by the Board of Directors. The future issuance of common stock or preferred stock may result in dilution in the percentage of our common stock held by our existing stockholders. Also, any stock we sell in the future may be valued on an arbitrary basis by us and the issuance of shares of common stock or preferred stock for future services, acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our existing stockholders.

We do not expect to pay dividends in the near future.

We do not expect to declare or pay any dividends on our common stock in the foreseeable future. The declaration and payment in the future of any cash or stock dividends on the common stock will be at the discretion of our Board of Directors and will depend upon a variety of factors, including our ability to service our outstanding indebtedness, if any, and to pay dividends on securities ranking senior to the common stock, our future earnings, if any, capital requirements, financial condition and such other factors as our Board of Directors may consider to be relevant from time to time. Our earnings, if any, are expected to be retained for use in expanding our business.

We are required to assess our internal controls, and our failure to properly assess and implement internal controls could have an adverse effect on us and our shareholders.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require us to assess our internal controls over financial reporting annually. The rules governing the standards that must be met for management to assess our internal controls over financial reporting are complex. They require significant documentation, testing, and possible remediation of any significant deficiencies in and/or material weaknesses of our internal controls in order to meet the detailed standards under these rules. We may encounter unanticipated delays or problems in assessing our internal controls as effective or in completing assessments by required dates. In addition, we cannot assure that an audit of our internal controls by our independent registered public accountants, if and when required by Sarbanes-Oxley, will result in an unqualified opinion. If we cannot assess our internal controls as effective, investor confidence and share value may be negatively impacted.

Risks Related to Our Common Stock

Our common stock is “penny stock” under SEC Rules and Regulations, which means there is a very limited trading market for our shares.

Our common stock is deemed to be “penny stock” as that term is defined in Rule 3a51-1 of the SEC.  Penny stocks are stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a “recognized” national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years); or $5,000,000 (if in continuous operation for less than three years); or with average revenues of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act and Rule 15g-2 of the SEC require broker dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account.   Potential investors in our common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be “penny stock.”

Moreover, Rule 15g-9 of the SEC requires broker dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor.  This procedure requires the broker dealer to (i) obtain from the investor information concerning his, her or its financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor, and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives.  Compliance with these requirements may make it more difficult for investors in our common stock to resell their shares to third parties or to otherwise dispose of them.

Due to the substantial instability in our common stock price, you may not be able to sell your shares at a profit or at all, and as a result, any investment in our shares could be totally lost.

The public market for our common stock is very limited. As with the market for many other small companies, any market price for our shares is likely to continue to be very volatile.  In addition, factors such as the following may significantly affect our share price:

•

Our competitors’ announcements and successes or failures;

•

Other evidence about the safety or efficacy of our products;

•

Announcements of new competitive products or successes by our competitors;

•

Increased or new governmental regulation of our products;

•

Our competitors’ developments of competing patents or proprietary rights or other technology; and

•

Fluctuations in our operating results.

Our common stock has a limited trading history, and it will be difficult to determine any market trends or prices for our shares where this present limited market is believed to be based primarily on supply and demand.

Our common stock currently is quoted on the OTC Bulletin Board, under the symbol “HGMP.”  However, with very little trading history, a trading market that does not represent an “established trading market,” a limited current public float of approximately 1,400,000 shares, volatility in the bid and asked prices and the fact that our common stock is very thinly traded, you could lose all or a substantial portion of your funds if you make an investment in us.

The sale or potential sale of shares of our common stock that may become publicly tradable under Rule 144 in the future will have a severe adverse impact on any market that develops for our common stock, and you may lose your entire investment or be unable to resell any shares in us that you purchase.  We presently have a very limited public float in our shares of common stock that can adversely affect the market price.

Presently, there are only 1,400,000 shares of our common stock that are freely publicly tradable under Section 4(1) of the Securities Act or Rule 144; that would increase by the 1,579,500 shares purchased by SCS from our “affiliates” in six (6) months; however, twelve (12) months from the effective date of the Merger, substantially all of our shares, subject to volume limitations on management shares, would be available for resale under Rule 144, assuming all conditions of the Rule had been met.  See the heading “Recent Sales of Unregistered Securities” of the caption “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters” of this Item below.

We may be deemed to have been a “shell company,” which would pose the additional issues of subparagraph (i) of Rule 144 on resales of our Restricted Securities, though we believe if that is the case, it only relates to the first two (2) years of our operations.  If it relates to all prior Hangman operations, those additional restrictions on the resale of our Restricted Securities would severely limit our present public float.

The following is a quotation from subparagraph (i)(B)(2) of Rule 144:  “Notwithstanding paragraph (i)(1), if the issuer of the securities previously had been an issuer described in paragraph (i)(1)(i) but has ceased to be an issuer described in paragraph (i)(1)(i); is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issue was required to file such reports and materials), other than Form 8-K reports (§249.308 of this chapter); and has filed current “Form 10 information” with the Commission reflecting its status as an entity that is no longer an issuer described in paragraph (i)(1)(i), then those securities may be sold subject to the requirements of this section after one year has elapsed from the date that the issuer filed “Form 10 information” with the Commission.”  If all past operations of Hangman were deemed to have been the operations of a “shell company,” subject to compliance with the other terms and conditions of this subparagraph and the remainder of Rule 144, no sales of Restricted Securities of ours could be sold under twelve (12) months from the filing of this Current Report, which purports to contain the “Form 10 Information” about Connected Lyfe; however, we disclaim that our prior operations during the past several years are those of a “shell company,” and therefore, we believe that the “Form 10 Information” requirements of this portion of Rule 144 have been satisfied more than twelve (12) month ago.  The SEC may not agree with our belief in this respect.

Financial Information

Forward-looking Statements

See the caption “Forward-looking Statements” at the beginning of this Current Report, which caption is incorporated under this caption, Financial Information.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Plan of Operation

We are a newly formed development stage company, resulting from the conversion of Acclivity Media, LLC to a Utah corporation effective January 1, 2010, under the name Connected Lyfe, Inc. (“Connected Lyfe”) and our acquiring Connected Lyfe.  We plan to develop, deploy and operate next generation media and communications network based services to single-family, multi-family, high-rise, resort and hospitality properties. Connected Lyfe will provide television, Internet and telephone services to consumers and businesses.  Our operations in the television broadcast business are being facilitated through the planned acquisition of broadcast rights and distribution channels.  In addition to the deployment of the following products, we expect to expand operations via future acquisitions and partnership opportunities as described below.  We anticipate raising capital of approximately $19,000,000 to fund expansion of our operations over the next two (2) years.  We believe that over the next two (2) years our operations will cash flow positive.  We expect to distribute our products and services and deploy multiple IP Television broadcasting projects along the Wasatch Front in the State of Utah.

We believe that we will have to make the following expenditures in order to recruit and retain our planned customer base, expand our operations, develop necessary technology and build out and deploy required network infrastructure.

Milestones and Planned Expenditures Table

TV Programming Rights	2010 $875,000	2011 $425,000

Traditional TV (Phase Out Traditional TV in 2011)	$1,945,000	-

TV Transmission Network	$1,100,000	$1,100,000

NextGen TV	$850,000	$610,000

Research and Development	$2,150,000	$1,245,000

Subscriber Operations	$625,000	$475,000

Early Acquisitions	$755,000	$1,500,000

General Corporate Operations and Overhead	$3,200,000	$2,145,000
Total:	$11,500,000	$7,500,000

(1)

We plan to secure additional funding of approximately $20 million in the form of bank sponsored asset-based lending in order to acquire “set-top” boxes used in delivering IP Television Broadcasts.

(2)

If we are unable to raise the required capital to market and deploy our products and services adequately, this could adversely affect our operations and future business plans.

(3)

If we are unable to convert UTOPIA’S rights to direct rights and acquire TV Everywhere Rights, negotiate personal computer rights and network DVR rights, we would need to adjust our operations to accommodate the rights that could be acquired.

(4)

If we were unable to develop our TV transmission network within our intended markets, it could adversely affect our operations and business plan.

(5)

Additionally, if we are unable to complete additional areas of operation including NextGen TV, areas of research and development, subscriber operations and our acquisition strategy and operations would need be adjusted to accommodate the areas we were successful in developing.

Results of Operations

During 2009, Connected Lyfe was primarily engaged in conducting research and development of its technology and products, securing strategic alliances, completing its reorganization, recruiting personnel and obtaining financing.  During the period from inception (September 14, 2009) to December 31, 2009, we incurred operating expenses totaling $741,207.  Our operating expenses consisted of research and development, general and administrative, sale and marketing and depreciation expenses totaling $80,850, $526,988, $129,757 and $3,882 respectively.  We did not generate any revenue during that period.

Liquidity and Capital Resources

Our principal liquidity from our inception (September 14, 2009) until December 31, 2009, came from the sale of membership interests in our predecessor, Acclivity.  We sold approximately 10% of Acclivity’s membership interest percentage for $1,150,000, $400,000 of which was paid to SCS under the SCS Consulting Agreement that is discussed in Item 1.01, under the heading “SCS Consulting Agreement” of the caption “Introduction.”  During 2009, we used approximately $764,000 to fund our operations and purchased property and equipment totaling approximately $119,000.  In the first quarter of 2010, we received proceeds of $950,000 from the sale of 1,439,394 shares of Connected Lyfe common stock.

As discussed above, we anticipate incurring significant expenditures during 2010 and 2011 to pursue our planned business operations including additional research and development of products and technology, capital investments to grow our network, acquisitions and partnerships to expand our product offerings and customer base and subscriber acquisition.  Our ability to execute on these plans is dependent on our ability to generated additional investment proceeds of approximately $11.5 million and $7.5 million in 2010 and 2011, respectively.  In the event that we are unable to raise the necessary funds, we would have to modify our current business plans and may not be able to attract the customers necessary to generate positive income from operations.

Off Balance Sheet Arrangements

We have had no off balance sheet arrangements from our inception in September, 2009 (Connected Lyfe), through December 31, 2009, or to the date hereof.  Nor did Hangman, during the past two (2) years ended December 31, 2009. See the 10-K for the year ended December 31, 2009.

Properties

We presently lease approximately 3,419 square feet of office space for our principal executive offices, which are located at 912 West Baxter Drive, Suite 200, South Jordan, Utah 84095.  The lease is for three (3) years, and commenced on October 1, 2009.  Monthly lease payments of the first year are $3,989 ($47,866 annually); $4,108 for the second year ($49,301 annually); and $4,231 for the third year ($50,772 annually.  We are also required to pay our proportionate share of common area taxes, insurance and maintenance; and maintain the interior at our own expense., among other customary provisions.  A copy of our lease (“Parkway Office Condos LLC Principal Executive Offices Lease”) is filed as an Exhibit hereto and referenced in Item 9.01.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth the share holdings of those persons who own more than five percent (5%) of our common stock as of the date of this Annual Report, respectively based upon 60,441,872 shares being outstanding as of March 31, 2010:

Ownership of Principal Stockholders

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Robert A. Bryson	15,000,000	24.8%
Common Stock	Garrett R. Daw	15,000,000	24.8%
Common Stock	Gregory M. Smith	15,000,000	24.8%
Common Stock	Stephen P. Crandall	3,947,879	6.5%
Common Stock	Smith Corporate Services, Inc.	5,741,975	9.5%

Security Ownership of Management

The following table sets forth the share holdings of management as of the date hereof, based upon 60,441,872 shares being outstanding.  For similar information about our former directors and executive officers, see our 10-K Annual Report for the year ended December 31, 2009.

Ownership of Officers and Directors

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common Stock	Robert A. Bryson	15,000,000	24.8%
Common Stock	Garrett R. Daw	15,000,000	24.8%
Common Stock	Gregory M. Smith	15,000,000	24.8%
All Directors and Officers as a group (3)		45,000,000	74.4%

Changes in Control

There are no present arrangements or pledges of our securities which may result in a change in our control.  With respect to the change in control respecting the closing of the Merger, see the heading “Merger” of the caption “Introduction” of Item 1.01.

Directors and Executive Officers

Identification of Our Directors and Executive Officers

The following table sets forth the names of all of our current directors and executive officers as of the date hereof. For similar information about our former directors and executive officers, see our 10-K Annual Report for the year ended December 31, 2009. These persons will serve until the next annual meeting of the shareholders or until their successors are elected or appointed and qualified, or their prior resignation or termination.

Name	Positions Held	Date of Election or Designation	Date of Termination or Resignation
Robert A. Bryson	President and CEO and Chairman	04/09/10	*
Garrett R. Daw	SVP Marketing, Secretary and Director	04/09/10	*
Gregory M. Smith	Chief Operating Officer and Director	04/09/10	*

*

These persons presently serve in the capacities indicated.

These persons served as Managers/Members of Acclivity, Connected Lyfe’s predecessor, until its conversion to a Utah corporation effective January 1, 2010, and then continued as directors and executive officers of Connected Lyfe until the closing of the Merger by which Connected Lyfe became our wholly-owned subsidiary.

Business Experience

Robert A. Bryson.  Mr. Bryson, age 50, is a co-founder of Connected Lyfe and its predecessor, Acclivity.  His tenure evolved over twenty-six (26) years in telecom, technology and media, business development, sales and marketing.  He co-founded Connected Lyfe to accelerate the delivery of “The Connected Lyfe.”  Previously, Robert was SVP of Sales and Business Development at Digital Smiths (February 1, 2009, to October 31, 2009), responsible for corporate development, strategic partnerships and developing customer relationships. At Move Networks (November 15, 2002, to January 31, 2009), as SVP of Sales and Business Development, he was responsible for the commercial deals and strategic relationships with Disney, ABC Television Group, ESPN Media Networks, Fox Interactive Media, My Space, Fox Broadcasting, The CW Network, Warner Brothers and Televisa.  Previously, he served as SVP of Sales and Marketing for Knowledge Universe (July 15, 2000, to October 1, 2002) and I-Link (May 1, 1996, to July 1, 2000), and as SVP of Business Development for Media Station (June 1, 1993, to April 30, 1996).  He also held senior management positions with Novell (May 11, 1989, to May 31, 1993) and IBM/Rolm Systems (April 11, 1986, to April 30, 1989).

Gregory M. Smith.  Mr. Smith is 37 years of age and has more than fifteen (15) years of technology and product development experience in digital media.  Before co-founding Connected Lyfe and its predecessor, Acclivity, Greg was the Chief Technology Officer at DG FastChannel (April 1, 2009, to October 31, 2009), where he directed its product innovation through a new broadcaster distribution network for advertisements and syndication.  Prior to that, Smith was the Chief Technology Officer at Move Networks (March, 2007, to March, 2009 and [June, 2001, to October, 2004]). A digital media technologies and services company, Move created the world’s first adaptive streaming protocol for video.  He also served as VP of Technologies and Products and VP of Sales at All Media Guide (October, 2004, to March, 2007), a business-to-business provider of descriptive entertainment media technology.  Additionally, Greg was the Senior Product Manager and Director of Technologies at Edgix (October, 1999, to May, 2001) and was also part of the Business Development and Product Teams at PanAmSat (February, 1998, to October, 1999) and Space Systems/Loral (June, 1995, to February, 1998).

Greg earned bachelor degrees in Aerospace and Mechanical Engineering at Princeton University and continued studies in Control Theory and Advanced Dynamics at Stanford University.

Garrett R. Daw.  Mr. Daw is 33 years of age and Garrett has more than twelve (12) years in sales, management, and business development. Prior to co-founding Connected Lyfe and its predecessor, Acclivity, in 2009, Garrett previously owned and operated his own DISH Network and DirecTV satellite dealership (2005 to 2008) where he recruited, hired, trained and managed several hundred direct sales representatives. He also served as VP of Sales at USDTV (2002 to 2005) where he oversaw all sales activities, including building and managing a sales force of over 350 associates in three states, as well as managing distribution relationships with companies such as Wal-Mart and RC Willey.  Garrett also has extensive experience in real estate development, residential and commercial construction. As a Senior Project Manager at Daw Inc. (prior to 2002), he managed projects from $1,000,000 to $15,000,000.   Garrett graduated from the University of Utah, where he earned a double major in Economics and Political Science.

Directorships Held in other Reporting Issuers under the Exchange Act

Our directors and executive officers hold no other positions in any other companies that are reporting issuers under the Exchange Act; nor do any of the Connected Lyfe directors and executive officers; however, our former President, James P. Doolin, is a director and the President of 4th Grade Films, Inc., a reporting issuer under the Exchange Act and an entity that was our majority-owned subsidiary until June, 2008.

Identification of Certain Significant Employees

None.

Family Relationships

There are no family relationships between any of our directors and executive officers; and there were no family relationships between any of the directors or executive officers of Connected Lyfe.

Involvement in Certain Legal Proceedings

Hangman and Connected Lyfe Principals or Founders

During the past ten (10) years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers (or those in similar positions with Connected Lyfe) has been the subject of any of the following:

 (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two (2) years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed,

suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any federal or state securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Executive Compensation

The following table sets forth the aggregate compensation paid by us for services rendered during the periods indicated for our current directors and executive officers and by reference, to our former President, James P. Doolin and other former directors and executive officers:

Salaries or Other Compensation

Management Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings($) (h)	All Other Compensation ($) (i)	Total ($) (j)
James P. Doolin, our former President (1)	2009 2007	None. None.	None. None.	None. None.	None. None.	None. None.	None. None.	None. None.	None. None.
Robert A. Bryson, President*	2009	$127,250	None.	None.	None.	None.	None.	None.	None.
Garrett R. Daw, Secretary*	2009	$21,875	None.	None.	None.	None.	None.	None.	None.
Gregory M. Smith, Vice President (2)	2009	$28,105	None.	None.	None.	None.	None.	None.	None.

(1)

See our 10-K Annual Report for the year ended December 31, 2009; no compensation was paid to any past director or executive officer for services rendered in these capacities during the past three years.

(2)

See the following heading, “Management Employment Agreement” for information on future compensation to be paid to our current directors and executive officers.  Messrs. Bryson, Daw and Smith also respectively received $3,852.30, $2,831.10 and $1,890.70 in medical benefits, and respectively, $219.89, 219.89 and $142.65 in dental benefits.

Management Employment Agreements

Effective January 1, 2010, Connected Lyfe executed five (5) year Employment Agreements with Messrs. Bryson, Daw and Smith, for annual salaries, respectively, of $250,000, $175,000 and $225,000.  Each of these Employment Agreements also provided for:

•

Eligibility to participate in all employee benefit plans and health and dental plans in accordance with rules established by the Board of Directors.

•

Four (4) weeks of paid vacation for each year of full employment and sick leave and holiday pay in accordance with customary company policies.

•

Reimbursement of reasonable out of pocket business expenses.

•

Termination for cause, or dissolution or change in control as defined therein.

•

$10,000 per month in the event of disability or death (to surviving spouse, if living, or to surviving children, for term of Employment Agreement.

•

If terminated for other than cause, full base pay within ninety (90) days.

•

If terminated for a change in control, all accrued obligations under state wage payment laws and amount equal to the greater of the then current base salary through the end of the current term or the then current base salary for twelve (12) months following termination, payable within ninety (90) days.

•

Miscellaneous other termination provisions.

•

Trade secrets and confidential information protections provisions of up to three (3) years.

•

Indemnification obligations for willful misconduct.

•

 One (1) year covenant not to compete by employment or other defined methods.

Copies of these Management Employment Agreements are filed as Exhibits hereto.  See Item 9.01. These persons also have Founders’ IP Agreements that are described under the heading “Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor contracts of the caption “Description of Our Business” in Item 1.01.

Management Outstanding Equity Awards

Outstanding Equity Awards at Fiscal Year-End Table

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
None.	None.	None.	None.	None.	None.	None.	None.	None.	None.

Compensation of Directors

Neither our directors or those who served as directors of Connected Lyfe received compensation for such service in addition to the compensation, if any, paid to there persons for service as executive officers as outlined above in the Summary Compensation Table.

Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons

Except as indicated below, there were no material transactions, or series of similar transactions, during our last three fiscal years, or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Transactions with Promoters and Certain Control Persons

Except as indicated under the heading “Transactions with Related Persons” of this Item above, there were no material transactions, or series of similar transactions, during our last three fiscal years, or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $120,000 and in which any promoter or founder of our or any member of the immediate family of any of the foregoing persons, had an interest.

Parents of the Issuer

We have no parents; however, we are the parent of Connected Lyfe, our wholly-owned subsidiary.  See Exhibit 21 referenced in Item 9.01.

Director Independence

We have no independent directors.

Legal Proceedings

Neither we nor Connected Lyfe is a party to any pending material legal proceeding. To the knowledge of our management, no federal, state or local governmental agency is presently contemplating any proceeding against us or Connected Lyfe. No director, executive officer or affiliate of ours  or Connected Lyfe or owner of record or beneficially of more than five percent of our or Connected Lyfe’s common stock is a party adverse to us or has a material interest adverse to us in any proceeding.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Our common stock is presently quoted on the OTC Bulletin Board of FINRA under the symbol “HGMP” as reflected below, though the current trading volume is nil. No assurance can be given that any market for our common stock will continue in the future or be maintained.  If an “established trading market” ever develops in the future, the sale of Restricted Securities (common stock) pursuant to Rule 144 of the SEC by members of management or others may have a substantial adverse impact on any such market.  See the heading “Recent Sales of Unregistered Securities” of this caption below.  Please note that subject to our Board of Director’s discretion to shorten the Lock-Up Period (see the heading “Merger” of the caption “Introduction” of Item 1.01) of twelve (12) agreed upon by the Connected Lyfe shareholders for shares of our common stock received in exchange under the Merger, all of such shares must be held for a minimum period of twelve (12) months from the Effective Date of the Merger.

The range of high and low bid quotations for our common stock during the each quarter of the years ended December 31, 2009, and 2008, are shown below. Prices are inter-dealer quotations as reported by the NQB, LLC, and do not necessarily reflect transactions, retail markups, mark downs or commissions.

Period	High Bid	Low Bid
January 1, 2008 through March 31, 2008	$0.25	$0.25

April 1, 2008 through June 30, 2008	$0.30	$0.30

July 1, 2008 through September 30, 2008	$0.30	$0.30

October 1, 2008 through December 31, 2008	$0.30	$0.30

January 1, 2009 through March 31, 2009	$0.30	$0.30

April 1, 2009 through June 30, 2009	$0.30	$0.30

July 1, 2009 through September 30, 2009	$0.30	$0.30

October 1, 2009 through December 31, 2009	$0.25	$0.25

Connected Lyfe

There has never been a public market for the shares of common stock of Connected Lyfe.

Rule 144

The following is a summary of the current requirements of Rule 144, modified in its entirety by reference to the actual Rule at www.sec.gov:

	Affiliate or Person Selling on Behalf of an Affiliate	Non-Affiliate (and has not been an Affiliate During the Prior Three Months)
Restricted Securities of Reporting Issuers

During six-month holding period – no resales under Rule 144 Permitted.

After six-month holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During six- month holding period – no resales under Rule 144 permitted.

After six-month holding period but before one year – unlimited public resales under Rule 144 except that the current public information requirement still applies.

After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Restricted Securities of Non-Reporting Issuers

During one-year holding period – no resales under Rule 144 permitted.

After one-year holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During one-year holding period – no resales under Rule 144 permitted. After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Holders

The number of record holders of our common stock as of the date of this Registration Statement is approximately 63, not including an indeterminate number who may hold shares in “street name.”

Dividends

We have not declared any cash dividends with respect to its common stock and do not intend to declare dividends in the foreseeable future. Our future dividend policy cannot be ascertained with any certainty. There are no material restrictions limiting, or that are likely to limit, our ability to pay dividends on our securities.

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	11,130,500*	$0.25	3,869,500
Total:	11,130,500*	$0.25	3,869,500

*

Connected Lyfe shareholders approved the Connected Lyfe Stock Option Plan effective January 1, 2010; it is our intention to submit the Connected Lyfe Stock Option Plan that was adopted by us under the Merger Agreement to our shareholders within twelve (12) of the Effective Date of the Merger, if required required by applicable law. Also, see Schedule 1.4(b) of the Merger Agreement referenced in Item 9.01, and a copy of the Stock Option Plan that is Exhibit  99.1 hereto, also referenced in Item 9.01.

Recent Sales of Unregistered Securities

During the last three years, we issued the following unregistered securities:

Hangman

Name or Offering	Number of shares	Consideration*
Our Founders	800,000	$4,000
506 Offering	640,000	$16,000
504 Offering	20,000	$1,000
James P. Doolin	1,500,000	Forgiveness of $37,500 in debt
Connected Lyfe Merger	52,199,394	Merger Consideration
D. Nelson	250,000	Services(1)
M. E. Dancy Consulting Services, Inc.	250,000	Services(2)
Connected Lyfe Introduction Fees	600,000	Introduction fees(3)
Smith Corporate Services, Inc.	4,162,478	Consulting Agreement(4)

(1)

See the heading “Nelson Services Agreement” of the caption “Introduction” of Item 1.01.

(2)

See the heading “Dancy Services Agreement” of the caption “Introduction” of Item 1.01.

(3)

See the heading “Introduction Fees” of the caption “Introduction” of Item 1.01.

(4)

See the heading “SCS Consulting Agreement” of the caption “Introduction” of Item 1.01.

Connected Lyfe

Name of Offering	Number of shares	Consideration*
Robert A. Bryson	15,000,000	Founder
Garrett R. Daw	15,000,000	Founder
Gregory M. Smith	15,000,000	Founder
Stephen P. Crandall	2,660,000	$600,000
M. Justin Hoopes	675,000	Services valued at $155,000*
M. Justin Hoopes	665,000	$150,000
Spencer K. Taylor	1,760,000	$400,000
Stephen P. Crandall	1,287,879	$850,000
Ryan S. Daw IRA	151,515	$100,000

*

Effective September 15, 2009, Hoopes agreed to provide Acclivity with business and industry management consulting services consistent with his broader and recent background, including, but not limited to Internet video and television consumer business models, technology platforms for video delivery including, Microsoft and Adobe, hardware manufacturers and software platform providers for TV set top boxes as strategic vendors, Direct Consumer Sales Strategies and business development with multiple Utah based direct sale organizations Acclivity was seeking for its enabled next generation television, voice and data services and other consumer services such as wireless Internet and home security services.  See Item 9.01 for reference to a copy of the Hoopes Consulting Agreement.

Connected Lyfe Stock Option Grants

Connected Lyfe granted 11,130,500 stock options to persons who were deemed to be “employees,” including individual independent persons who were consultants or advisors.  See Schedule 1.4(b) of the Merger Agreement referenced in Item 9.01.

Securities Exemptions relied upon by Us and Connected Lyfe in Issuing these Securities.

We issued all of these securities to persons who were “accredited investors” as that term is defined in Regulation D of the SEC; and each such investor had prior access to all material information about us as each is and was then a director or executive officer or attorney for us.  We believe that the offer and sale of these securities were exempt from the registration requirements of the Securities Act, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the SEC.  Sales to “accredited investors” are preempted from state regulation.

With respect to Connected Lyfe’s stock option grants, all except one minor stock option grant, were subject to self executing state securities law exemptions.

Use of Proceeds of Registered Securities

Hangman

We have had no proceeds from the sale of registered securities for the fiscal periods reported in our audited consolidated financial statements filed with our 10-K Annual Report for December 31, 2009, or since our inception in 1999.

Connected Lyfe

Connected Lyfe has had no proceeds from the sale of registered securities for the fiscal period reported in its audit financial statements that accompany this 8-K Current Report, or since its inception in 2009.

Description of Securities

Hangman

Authorized Capital Stock and Summary of Rights, Privileges and Preferences

We are authorized to issue is 210,000,000 shares of capital stock divided into 200,000,000 shares of common stock of a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock of a par value of one mill ($0.001) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine as provided by Utah Law.  Fully-paid stock shall not be liable to any further call or assessment.

The holders of our common stock are entitled to one (1) vote per share on each matter submitted to a vote at a meeting of our shareholders.  Our shareholders have no pre-emptive rights to acquire additional shares of our common stock or other securities; nor shall our shareholders be entitled to vote cumulatively in the election of directors or for any other purpose.  Our common stock is not subject to redemption rights and carries no subscription or conversion rights.  All shares of our common stock now outstanding are fully paid and non-assessable.

Connected Lyfe

Connected Lyfe is authorized to issue 100,000,000 shares of capital stock of a par value of one mill ($0.001) per share. Fully-paid stock shall not be liable to any further call or assessment.  The holders of the Connected Lyfe common stock have substantially the same rights and privileges as the holders of the Hangman common stock outlined above, and all shares of Connected Lyfe common stock now outstanding are fully paid and non-assessable and owned by us.

Indemnification of Directors and Officers

Utah Law

Section 16-10a-902 (1) of the Utah Law authorizes a Utah corporation to indemnify any director against liability incurred in any proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 16-10a-902 (4) prohibits a Utah corporation from indemnifying a director in a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in a proceeding in which the director was adjudged liable on the basis that he or she improperly received a personal benefit.   Otherwise, Section 16-10a-902 (5) allows indemnification for reasonable expenses incurred in connection with a proceeding by or in the right of a corporation.

Unless limited by the Articles of Incorporation, Section 16-10a-905 authorizes a director to apply for indemnification to the court conducting the proceeding or another court of competent jurisdiction.   Section 16-10a-907 (1) extends this right to officers of a corporation as well.

Unless limited by the Articles of Incorporation, Section 16-10a-903 requires that a corporation indemnify a director who was successful, on the merits or otherwise, in defending any proceeding to which he or she was a party against reasonable expenses incurred in connection therewith.   Section 16-10a-907 (1) extends this protection to officers of a corporation as well.

Pursuant to Section 16-10a-904(1), the corporation may advance a director’s expenses incurred in defending any proceeding upon receipt of an undertaking and a written affirmation of his or her good faith belief that he or she has met the standard of conduct specified in Section 16-10a-902.   Unless limited by the Articles of Incorporation, Section 16-10a-907 (2) extends this protection to officers, employees, fiduciaries and agents of a corporation as well.

Regardless of whether a director, officer, employee, fiduciary or agent has the right to indemnity under the Utah Revised Business Corporation Act, Section 16-10a-908 allows the corporation to purchase and maintain insurance on his or her behalf against liability resulting from his or her corporate role.

Hangman

Articles of Incorporation

There are no provisions in our Articles of Incorporation that protect or indemnify our directors or executive officers beyond what is permitted by Utah Law.

Bylaws

Article XII of our Bylaws provides:

“The corporation shall, to the fullest extent permitted by the Utah Revised Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.01:  Indemnification:  Third Party Actions.  The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Section 8.02:  Indemnification:  Corporate Actions.  The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 8.03:  Determination.  To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.  Any other indemnification under Sections 8.01 and 8.02 hereof, shall be made by the corporation upon a determination that indemnification of the officer, director, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof.  Such determination shall be made either (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding; or (ii) by independent legal counsel on a written opinion; or (iii) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose.

Section 8.04:  General Indemnification.  The indemnification provided by this Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute, in the corporation’s Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

Section 8.05:  Advances.  Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Section may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officers, employee, or agent to repay such amount or amounts unless if it is ultimately determined that he or she is to indemnified by the corporation as authorized by this Section.

Section 8.06:  Scope of Indemnification.  The indemnification authorized by this Section shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who ceases to be directors, officers, employees, or agents of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law.

Section 8.07:  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against any such liability and under the laws of the state of incorporation, as the same may hereafter be amended or modified.”

Connected Lyfe

Articles of Incorporation

Article XII of the Articles of Incorporation of Connected Lyfe provides:

“The corporation shall, to the fullest extent permitted by the Utah Revised Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.”

Bylaws

The Bylaws of Connected Lyfe contain substantially the same indemnification provisions as our Bylaws, which provisions are quoted above.

Item 3.02  Unregistered Sales of Equity Securities

The information called for by this Item 3.02 is hereby incorporated by reference from Item 1.01.

Item 5.01  Changes in Control of Registrant

The information called for by this Item 5.02 is hereby incorporated by reference from Item 1.01.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information called for by this Item 5.02 is hereby incorporated by reference from Item 1.01.

Item 5.06  Change in Shell Company Status.

We were not a “shell company” as defined in Rule 12b-2 of the Exchange Act before the Merger, and we are not a shell company now.

Item 7.01  Regulation FD Disclosure.

See Exhibit 99.4, a Press Release dated February 16, 2010, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Acclivity Media, LLC

(a development stage company)

Financial Statements and Report of Independent Registered Public Accounting Firm

_________

As of December 31, 2009 and for the Period from

Inception (Sept 14, 2009) to December 31, 2009

Acclivity Media, LLC

(a development stage company)

Financial Statements

As of December 31, 2009 and for the Period from Inception (September 14, 2009)

to December 31, 2009

Contents

Report of Independent Registered Public Accounting Firm

1

Audited Financial Statements

Balance Sheet

2

Statement of Operations

3

Statement of Members’ Equity

~~4~~

Statement of Cash Flows

5

Notes to Financial Statements

6

Report of Independent Registered Public Accounting Firm

Members

Acclivity Media, LLC (a development stage company)

Salt Lake City, Utah

We have audited the accompanying balance sheet of Acclivity Media LLC, a development stage company, as of December 31, 2009 and the related statements of operations, members’ equity, and cash flows for the period of inception September 14, 2009 through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Acclivity Media,  LLC, a development stage company, as of December 31, 2009 and the results of its operations and cash flows for the period from inception through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no revenues, has incurred a loss from operations and negative operating cash flows during the period from inception through December 31, 2009. These issues raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

/S/ Mantyla McReynolds, LLC

Mantyla McReynolds, LLC

April 2, 2010

Salt Lake City, Utah

Acclivity Media LLC

(a development stage company)

 Balance Sheet

December 31,
Assets	2009
Current assets:
Cash and cash equivalents	$ 266,757
Prepaid expenses	276,069
Total current assets	542,826

Property and equipment, net	97,870

Other assets:
Intangible assets, net	17,281
Other assets	7,309
Total other assets	24,590

Total assets	$ 665,286

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$ 29,147
Accrued liabilities	72,106
Total current liabilities	101,253

Other long-term liabilities	240
Total liabilities	101,493

Commitments and contingencies (notes 4, 6 and 7)

Members’ equity:
Members’ contributions	1,305,000
Deficit accumulated during the development stage	(741,207)
Total members’ equity	563,793
Total liabilities and members’ equity	$665,286

See accompanying notes to financial statements.

Acclivity Media LLC

 (a development stage company)

 Statement of Operations

Period from Inception (September 14, 2009) to
December 31,
2009

Revenues	$ -

Operating expenses:
Research and development	80,580
General and administrative	526,988
Sales and marketing	129,757
Depreciation and amortization	3,882
Total operating expenses	741,207

Net loss	$ (741,207)

See accompanying notes to financial statements.

Acclivity Media LLC

 (a development stage company)

 Statement of Members’ Equity

For the period from Inception (September 14, 2009) to December 31, 2009

	Members’ Contributions	Deficit Accumulated During the Development Stage	Total Members’ Equity
Members’ contributions	$1,305,000	-	$ 1,305,000
Net loss	-	(741,207)	(741,207)
Balance at December 31, 2009	$1,305,000	$(741,207)	$ 563,793

See accompanying notes to financial statements.

Acclivity Media LLC

(a development stage company)

 Statements of Cash Flows

Period from Inception (September 14, 2009) to
December 31,
2009
Cash flows from operating activities:
Net loss	$ (741,207)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,882
Services provided in exchange for member’s equity	155,000
Changes in assets and liabilities:
Prepaid expenses	(276,069)
Other assets	(7,309)
Accounts payable	29,147
Accrued liabilities	72,106
Other long-term liabilities	240
Net cash used in operating activities	(764,210)

Cash flows from investing activities:
Purchases of property and equipment	(101,264)
Payments for other intangible assets	(17,769)
Net cash used in investing activities	(119,033)

Cash flows from financing activities:
Members’ contributions	1,150,000
Net cash provided by financing activities	1,150,000

Net decrease in cash and cash equivalents	266,757

Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$ 266,757

Supplemental Disclosures:
Cash paid for taxes	$ -
Cash paid for interest	-

See accompanying notes to financial statements.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

1. The Company and Significant Accounting Policies

The financial statements include the accounts of Acclivity Media, LLC (the Company), established on September 14, 2009 under the laws of the State of Utah.  The Company was originally established as a limited liability company under the name of Acclivity Media, LLC.  Effective January 1, 2010, the Company changed its name to Connected Lyfe and was incorporated under the laws of the State of Utah.

The Company’s business is to develop, deploy, and operate next generation media and communications network based services in single-family, multi-family, high-rise, resort and hospitality properties.

The Company is in the development stage and its primary activities to date have included conducting research and development, developing markets for its products, securing strategic alliances, recruiting personnel and obtaining financing.

Summary of Significant Accounting Policies

Use of Accounting Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Generally, matters subject to estimation and judgment include amounts related to asset impairments, useful lives of fixed assets and capitalization of costs for software developed for internal use.  Actual results may differ from estimates provided.

Cash

Cash consists of deposits with a national bank.  The total cash held by the Company at December 31, 2009, includes approximately $55,000 in amounts that are not covered by insurance provided by the FDIC.

Fair Value

All cash and cash equivalents, accounts payable, and accrued liabilities are carried at approximate fair value.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

1.The Company and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are recorded at historical cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the following estimated useful lives:

Furniture and fixtures	5 years
Computer equipment and software	3 years
Leasehold improvements	3-5 years

Maintenance and repairs that do not extend the life of or improve the asset are expensed in the year incurred. Leasehold improvements are depreciated over the estimated useful life (usually 3-5 years) or the life of the associated lease, whichever is less.

Intangible Assets

The Company capitalizes direct development costs associated with internal-use software, which consist primarily of payroll costs for employees devoting time to these software projects. These costs are included within other intangible assets and amortized on a straight-line basis over a period not to exceed five years, beginning when the asset is substantially ready for use. We expense maintenance and training costs, as well as costs incurred during the preliminary stage of a project, as they are incurred.

The Company capitalizes costs to obtain and register internet domains and amortizes the cost on a straight-line basis over the expected life of the domain.

Income Taxes

For income tax purposes, the Company is treated as a partnership.  All income is taxed to the members of the Limited Liability Company.  No tax liability, either current or deferred, is shown in the financial statements.

Research and Development Costs

Research and development costs are expensed in the period they are incurred.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

1. The Company and Significant Accounting Policies (continued)

Impairment of Long-Lived Assets

The Company reviews long-lived assets, at least annually, to determine if impairment has occurred and whether the economic benefit of the asset (fair value for assets to be used and fair value less disposal costs for assets to be disposed of) is expected to be less than the carrying value. Triggering events, which signal further analysis, consist of a significant decrease in the asset’s market value, a substantial change in the use of an asset, a significant physical change in the asset, a significant change in the legal or business climate that could affect the asset, an accumulation of costs significantly in excess of the amount originally expected to acquire or develop the asset, or a history of losses that imply continued losses associated with assets used to generate revenue. No such adjustments were required for the fiscal year ended December 31, 2009.

Recent Accounting Pronouncements

In May 2009, the FASB issued Statement of Financial Accounting Standard (“SFAS”) 165 (ASC 855-10) entitled “Subsequent Events”. Companies are now required to disclose the date through which subsequent events have been evaluated by management. Public entities (as defined) must conduct the evaluation as of the date the financial statements are issued, and provide disclosure that such date was used for this evaluation. ASC 855-10 provides that financial statements are considered “issued” when they are widely distributed for general use and reliance in a form and format that complies with generally accepted accounting principles (“GAAP”). ASC 855-10 is effective for interim and annual periods ending after June 15, 2009 and must be applied prospectively. The Company adopted ASC 855-10 during the fiscal year ended December 31, 2009 (Note 7).

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (ASC 105-10)”. ASC 105-10 establishes the Codification as the sole source of authoritative accounting principles recognized by the FASB to be applied by all nongovernmental entities in the preparation of financial statements in conformity with GAAP. ASC 105-10 was prospectively effective for financial statements issued for fiscal years ending on or after September 15, 2009 and interim periods within those fiscal years. The adoption of ASC 105-10 on July 1, 2009 did not change GAAP, however, it did change the way GAAP is organized and presented. As a result, these changes impact how companies reference GAAP in their financial statements and in their significant accounting policies. The Company implemented the Codification in this Report by providing references to the Codification topics alongside references to the corresponding standards.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

1. The Company and Significant Accounting Policies (continued)

In October 2009, the FASB issued Accounting Standards Update No. 2009-13 for Revenue Recognition – Multiple Deliverable Revenue Arrangements (Subtopic 605-25) “Subtopic”. This accounting standard update establishes the accounting and reporting guidance for arrangements under which the vendor will perform multiple-revenue generating activities. Vendors often provide multiple products or services to their customers. Those deliverables often are provided at different points in time or over different time periods. Specifically, this Subtopic addresses how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting.  The amendments in this guidance will affect the accounting and reporting for all vendors that enter into multiple-deliverable arrangements with their customers when those arrangements are within the scope of this Subtopic.  This Statement is effective for fiscal years beginning on or after June 15, 2010. Earlier adoption is permitted. If a vendor elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity will apply the amendments under this Subtopic retrospectively from the beginning of the entity’s fiscal year.  The presentation and disclosure requirements shall be applied retrospectively for all periods presented. Management believes this Statement will have a material impact on the financial statements in the event that it enters into multiple element arrangements that meet the requirements of Subtopic 605-25.

2. Liquidity and Going Concern

The Company is a development stage enterprise, has no revenues and has sustained a loss from operations since inception of $741,207, and has had negative cash flows from operating activities during the period from inception through December 31, 2009. Subsequent to year end, the company received proceeds of $950,000 from the sale of common stock (Note 7).  We have sufficient cash to meet all known obligations, but will need to raise additional funds through debt or equity offerings in order to meet planned expenditures for the next twelve months.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

3. Composition of Certain Financial Statement Captions

Accrued liabilities consisted of the following at December 31:

2009
Accrued payroll	$15,000
Accrued vacation	19,000
Accrued payroll taxes	38,106
Total accrued liabilities	$72,106

Property and equipment is stated at cost less accumulated depreciation and consisted of the following at December 31, 2009:

2009
Computer equipment and software	$ 49,317
Furniture and fixtures	51,947
101,264
Less: accumulated depreciation	(3,394)
Net property and equipment	$ 97,870

Depreciation expense was $3,394 for the period ended December 31, 2009.

Intangible assets consisted of the following at December 31, 2009:

2009
Internal use software	$ 11,900
Other intangible assets	5,869
17,769
Less: accumulated amortization	(488)
Net Intangible Assets	$ 17,281

Amortization expense was $488 for the period from inception (September 14, 2009) to December 31, 2009.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

3. Composition of Certain Financial Statement Captions (continued)

Estimated amortization expense of intangible assets for each of the next five years is as follows:

For the year ended:
December 31, 2010	$7,761
December 31, 2011	2,380
December 31, 2012	2,380
December 31, 2013	2,380
December 31, 2014	2,380

4. Operating Lease

The Company leases office space under an operating lease that expires in October 2012. Rental expense under this operating lease, which is recognized on a straight line basis based on total expected lease payments over the life of the lease, was approximately $10,000 for the period from inception (September 14, 2009) to December 31, 2009.  The property owner is a relative of one of the officers of the Company.

Future minimum rental payments required under this non-cancelable operating lease consists of the following at December 31, 2009:

2010	$ 48,106
2011	49,542
2012	42,310
$139,958

5. Members’ Interest

In connection with the initial capitalization of the Company, each of the three founders received a 33 1/3 membership interest in the Company.

During 2009, the Company received proceeds of $1,150,000 in exchange for a combined members’ interest of 10.02%.

During 2009, consulting services valued at $155,000 were received in exchange for a members’ interest of 1.33%.  The fair market value for the services was determined based on market rates for similar services.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

5. Members’ Interest (continued)

As of December 31, 2009, the members’ interest consisted of the following

Founders	88.65%
Investors	10.02%
Membership interest received in exchange for services	1.33%
100.0%

In 2009, the Company entered into a consulting agreement with Smith Consulting Services, Inc. (“SCS”) to provide business advisory services which including identifying opportunities to merge with a public company.  Approximately $400,000 of the cash proceeds were paid to SCS in exchange for these services.  In the event that a successful merger with a public company is completed, SCS will receive common shares equal to 9 ½ percent of the then issued and outstanding shares of the Company.

6. Employment Agreements

The Company has employment agreements with certain of its executive officers providing for severance payments in the event of termination of their employment without cause.  If all of these employees were terminated the Company would be required to make payments totaling approximately $3.25 million.

7. Subsequent Events

The Company has evaluated subsequent events through April 2, 2010, the date the financial statements were issued, and has concluded that no recognized subsequent events have occurred since the year ended December 31, 2009.  The Company does note the following non-recognized transactions which occurred subsequent to year end:

Effective January 1, 2010, the Company changed its name to Connected Lyfe, Inc. and incorporated under the laws of the state of Utah.  In addition, the Company amended its articles of incorporation authorizing the issuance of 100,000,000 shares of $0.001 par value common stock.  The membership interest was exchanged for and converted into an aggregate of 50,760,000 shares of newly formed common stock.

Acclivity Media, LLC

(a development stage company)

Notes to Financial Statements

7. Subsequent Events (continued)

Effective January 1, 2010, the Board of Directors adopted the Connected Lyfe, Inc. Stock Plan which provides for the granting of stock awards and stock options.  Upon adoption, an aggregate of 15,000,000 shares were authorized for issuance under the plan to both employees and non-employees.  Subsequent to year end, a total of 11,130,500 stock options were granted to employees and consultants of the Company for an exercise price of $0.25 per share.

In the first quarter of 2010, the Company received proceeds of $950,000 in exchange for 1,439,394 shares of common stock.

In February 2010, the Company signed a letter of intent to enter into a services and asset acquisition agreement with a network operator.  The agreement provides for two equal payment of $175,000 on March 1, 2010 and May 1, 2010.  In addition, once the agreement is finalized, the Company would assume annual operating costs of the network estimated at $137,000.

As of April 2, 2010, the Company is in discussions concerning a potential merger with a publicly traded company.  No agreements have been executed and the Company continues to discuss potential terms.

(b)

Pro Forma Financial Information.

Unaudited Pro Forma Condensed Financial Statements. reflecting the combined financial effect of the Merger as if the Merger assumes all Connected Lyfe shareholders have approved the merger and there are no dissenting shareholders.

CONNECTED LYFE, INC. (FORMERLY, ACCLIVITY MEDIA, LLC) AND HANGMAN PRODUCTIONS, INC.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information gives effect to the terms of the Agreement and Plan of Merger pursuant to which Hangman Acquisition Corp. (“Sub”), a Utah corporation and a wholly-owned subsidiary of Hangman Productions, Inc. (“Hangman”), will merge with and into Connected Lyfe, Inc., a Utah corporation.

Following the merger, Connected Lyfe, Inc. will continue as the surviving corporation and a wholly-owned subsidiary of Hangman and the separate corporate existence of Sub will cease.  The transaction is treated as a reverse acquisition of a public company and has been accounted for as a business combination. The historic financial statements of Connected Lyfe, Inc. will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Connected Lyfe, Inc and Hangman Productions, Inc, under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma condensed combined balance sheet as of December 31, 2009 gives effect to the merger as if the merger had been consummated on December 31, 2009. The unaudited pro forma condensed combined statements of operations for the period from inception (September 14, 2009) through December 31, 2009 for Connected Lyfe, Inc., and for the year ended December 31, 2009 for Hangman Productions Inc., give effect to the merger as if the merger had been consummated on January 1, 2009.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Connected Lyfe, Inc., and Hangman Productions, Inc., including the respective noted to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the acquisition been consummated during the periods or as of the dates for which the pro forma information is presented.

The unaudited pro forma condensed combined financial statements do not give effect to any cost savings that may result from merger and reverse acquisition.

CONNECTED LYFE, INC. (FORMERLY, ACCLIVITY MEDIA, LLC) AND HANGMAN PRODUCTIONS, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS

December 31, 2009

	Connected Lyfe, Inc.	Hangman Productions, Inc	Combined		Pro Forma Adjustments	Pro Forma Results
Assets
Current assets
Cash and cash equivalents	$ 266,757	$ 15,737	$ 282,494		$ -	$ 282,494
Prepaid expenses	276,069	-	276,069		-	276,069
Total current assets	542,826	15,737	558,563		-	558,563

Property and equipment, net	97,870	-	97,870		-	97,870
Other assets
Intangible assets, net	17,281	-	17,281		-	17,281
Other assets	7,309	-	7,309		-	7,309
Total other assets	24,590	-	24,590		-	24,590
Total assets	$ 665,286	15,737	$ 681,023		$ -	$ 681,023

Liabilities and Equity
Current liabilities
Accounts payable	$ 29,147	$ 11,878	$ 41,025		$ -	$ 41,025
Accrued liabilities	72,106	2,600	74,706		-	74,706
Unearned Revenue	-	25,629	25,629		-	25,629
Total current liabilities	101,253	40,107	141,360		-	141,360

Long-term liabilities
Other Long-term Liabilities	240	-	240		-	240
Note Payable – Shareholders	-	51,149	51,149	(a)	(51,149)	-
Total liabilities	101,493	91,256	192,749		(51,149)	141,600

Equity
Common Stock - Par Value $.001; 100,000,000 Shares Authorized; 59,002,478 Issued and Outstanding	-	29,800	29,800	(b)	29,202	59,002
Paid in Capital	-	89,297	89,297	(c)	(29,202) 1,305,000 51,149	1,416,244
Members’ contributions	1,305,000		1,305,000	(c)	(1,305,000)	-
Deficit accumulated during the development stage	(741,207)	(194,616)	(935,823)			(935,823)
Total equity	563,793	(75,519)	488,274		(51,149)	539,423
Total liabilities and equity	$ 665,286	$ 15,737	$ 681,023		$ -	$ 681,023

See notes to pro forma condensed consolidated financial statements (unaudited).

CONNECTED LYFE, INC. AND HANGMAN PRODUCTIONS, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

CONNECTED LYFE, INC.  (FORMERLY ACCLIVITY MEDIA, LLC)

For the Period from Inception (September 14, 2009) Through December 31, 2009

HANGMAN PRODUCTIONS, INC.

For the Year Ended December 31, 2009

	Connected Lyfe, Inc.	Hangman Productions, Inc	Pro Forma Adjustments		Pro Forma Results

Revenues	$ -	$ -	$ -		$ -

Operating expenses:
Research and development	80,580	-	-		80,580
General and administrative	526,988	22,844	-		549,832
Sales and marketing	129,757	-	-		129,757
Depreciation and amortization	3,882	-	-		3,882
Interest Expense	-	4,821	-		4,821
Total operating expenses	741,207	27,665	-		768,872

Net Loss Before Income Taxes	(741,207)	(27,665)	-		(768,872)
Provision for Income Taxes	-	100	-		100
Net Income/(Loss)	(741,207)	(27,765)	-		(768,972)

Income/(Loss) Per Share	(0.01)	(0.01)	-	(d)	(0.01)

Weighted Average Shares Outstanding	50,760,000	2,980,000		(b)	53,605,185

See notes to pro forma condensed consolidated financial statements (unaudited).

NOTES TO PRO FORMA ADJUSTMENTS

Pro forma adjustments on the attached financial statements include the following:

(a)

$51,149 to record the contribution of all Hangman stockholder claims outstanding prior to the merger as a capital contribution as part of the Merger Agreement.

(b)

$29,202 to record the common stock issued in the acquisition (Par Value changed from $.01 to $.001 per share).

(c)

$1,305,000 to eliminate the members’ contribution as part of the recapitalization.

(d)

The unaudited pro forma net loss per share is based on the weighted average number of shares of Hangman common stock outstanding during each period and the number of shares of Hangman common stock to be issued in connection with the reverse acquisition of Connected Lyfe.

                                                                                      17

(d)  Exhibit Description and Exhibit No.

Exhibit Number	Description
2.1	Agreement and Plan of Merger
Connected Lyfe Disclosure Schedule (Exhibit 2.1)
Hangman Disclosure Schedule (Exhibit 3.1)
Joint Consent Board and Connected Lyfe Majority Shareholders (Exhibit 5.4(b)
Connected Lyfe Shareholder Representations and Warranties (Exhibit 5.4(c)
Dancy Services Agreement (Exhibit 5.4(d)(i))
Nelson Services Agreement (Exhibit 5.4(d)(ii)
Connected Lyfe Founders’ Certificate (Exhibit 5.4(e)
Form of Introduction Fee Releases (Exhibit 5.4(f)
James P. Doolin Contribution and Assistance Agreement (Exhibit 6.4(e))
Connected Lyfe Stock Option Grants Assumed by Hangman (Schedule 1.4(b)
3.1	DBA “LYFE Communications, Inc.” filed with Utah Department of Commerce
10.1	Robert A. Bryson Employment Agreement
10.2	Garrett R. Daw Employment Agreement
10.3	Gregory M. Smith Employment Agreement
10.4	Connected Lyfe Founders’ IP Agreement Form
10.5	UTOPIA Letter of Understanding
10.6	UTOPIA Service Provider Agreement
10.7	SCS Consulting Agreement
10.8	M. Justin Hoopes Consulting Agreement
10.9	Parkway Office Condos LLC Lease of Principal Executive Offices
21.1	Subsidiaries
99.1	Connected Lyfe Stock Option Plan adopted by Hangman
99.2	Joint Consent of Board’s of Hangman and Merger Subsidiary and Sole Shareholder of Merger Subsidiary
99.3	Employee IP Agreement Form
99.4	Press Release dated April 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGMAN PRODUCTIONS, INC.

Date:	4/12/2010	By:	/s/Robert A. Bryson
Robert A. Bryson
President